TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR....................................... 1
  Wasatch Equity Funds .................................................. 2
  Wasatch-Hoisington U.S. Treasury Fund ................................. 2
MICRO-CAP FUND PORTFOLIO SUMMARY......................................... 4
  Review of the Year .................................................... 4
  Average Annual Total Returns & Growth of a $10,000 Investment ......... 5
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............. 6
MICRO-CAP VALUE FUND PORTFOLIO SUMMARY................................... 7
  Review of the Year .................................................... 7
  Average Annual Total Returns & Growth of a $10,000 Investment ......... 8
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............. 9
AGGRESSIVE EQUITY FUND PORTFOLIO SUMMARY................................ 10
  Review of the Year ................................................... 10
  Average Annual Total Returns & Growth of a $10,000 Investment ........ 11
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............ 12
GROWTH FUND PORTFOLIO SUMMARY........................................... 13
  Review of the Year ................................................... 13
  Average Annual Total Returns & Growth of a $10,000 Investment ........ 14
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............ 15
MID-CAP FUND PORTFOLIO SUMMARY.......................................... 16
  Review of the Year ................................................... 16
  Average Annual Total Returns & Growth of a $10,000 Investment ........ 17
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............ 18
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY................. 19
  Review of the Year ................................................... 19
  Average Annual Total Returns & Growth of a $10,000 Investment ........ 20
  Holdings/Maturity Date & Asset Allocation ............................ 21
SCHEDULE OF INVESTMENTS................................................. 22
STATEMENTS OF ASSETS AND LIABILITIES.................................... 40
STATEMENTS OF OPERATIONS................................................ 42
STATEMENTS OF CHANGES IN NET ASSETS..................................... 44
FINANCIAL HIGHLIGHTS.................................................... 48
NOTES TO FINANCIAL STATEMENTS........................................... 54
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS................................ 59
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS............................. 60

                                                             Annual Report -----

----- Annual Report

                                     (logo)
                              WASATCH FUNDS, INC.

                             150 Social Hall Avenue
                            Salt Lake City, UT 84111
                                1 (800) 551-1700

                       LETTER FROM THE INVESTMENT ADVISOR
                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------

  The year ended September 30, 1998 was a turbulent time for stock market investors. From a record high of 9,338 on July 17th, the Dow Jones Industrial Average declined nearly 16% to 7,842 on September 30th. The Dow was not alone in its retreat. During this same time period the S&P 500 Index fell nearly 14%, the Nasdaq Composite Index nearly 16%, and the Russell 2000 Index, a widely recognized barometer for the performance of small company stocks, plummeted over 21%, creating one of the steepest declines in market history.
  We believe that beneath all this turmoil there is some great news for small company stock investors and particularly those invested in Wasatch Funds. Small company stocks are cheaper today (relative to large company stocks) than they have been in the last 25 years. The earnings growth of small companies remains solidly stronger than that of large companies. With small company stock prices at historical lows and company fundamentals sound, we believe that an environment is being created that could lead to a major change in market leadership. History has taught us that small company stocks outperform large company stocks in cycles. Over the last several years large company stocks have outperformed. We believe this is about to change.
  At Wasatch, we think small company stocks like those we invest in should be part of every long-term investment portfolio. Over the long-run they have produced higher returns than other asset classes such as large company stocks, bonds or money market instruments. We believe this is because over the long-term earnings growth drives stock prices. Small companies can increase their earnings-per-share faster and for longer periods than large companies. However, investing in small companies involves more risk and their prices are more volatile. Deciding how much of your portfolio should be invested in small company stocks needs to be based on your goals, time horizon and risk tolerance.
  While the past 12 months have been hard on the Wasatch Equity Funds, shareholders of the Wasatch-Hoisington U.S. Treasury Fund enjoyed an exceptional one year return of 24.3%. The Fund's investments in 30-year Treasury

                                                             Annual Report -----
bonds benefited from declining interest rates and a stable, though slowing, economy.

WASATCH EQUITY FUNDS
--------------------

  Small company stocks continued to underperform large company stocks this year. When small company stocks underperformed in the past, investors have had a hard time believing they would ever bounce back. While we cannot attempt to predict the future, we can point to two recent examples where underperformance was followed by a sudden turnaround in small company stock prices that resulted in periods of significant outperformance.
  From a low point in December 1978 to a high in June 1982, the average returns of the Russell 2000 Index exceeded those of the S&P 500 Index by 8% annually. In December 1990, the outlook was bleak for small company stocks, but that turned out to be the end of the underperformance. From then until March 1993, the Russell 2000 outperformed the S&P 500 again by an average annual rate of 8%.
  We feel strongly that in the current market environment investors have been running to two extremes. The first is the willingness to pay premium prices for large company stocks even in the face of slowing earnings growth. We think liquidity needs have overridden the fact that earnings growth drives stock prices in the long-term. The second is the abandonment of small company stocks. Investors in this risk averse, liquidity driven market have favored large company stocks to the exclusion of other asset classes. We believe that when fundamentals such as earnings growth and stock price begin to matter to these investors, they will once again find small company stocks desirable and this will be the catalyst for the next round of outperformance.

EQUITY FUNDS OUTLOOK
--------------------

  The global economic scene is still uncertain and its ultimate effect on the U.S. economy remains to be seen. Global problems are the biggest threat to domestic corporate profits, but we believe much of the potential economic slowdown is already reflected in the prices of small company stocks. We believe there is huge upside opportunity for small company investors once the fear dissipates and investors begin to look ahead to the long-run outlook in the U.S., which is positive, though always cyclical.
  Current economic stability is reflected in the continued strong earnings growth prospects of the small and mid-size companies in which the Wasatch Equity Funds invest. Most of these companies do business primarily in the U.S. and have little exposure to Asia or other parts of the world that have economic difficulties.
  Looking ahead, we believe the Wasatch Equity Funds are well-positioned for small company stock prices to bounce back. Although they will always be subject to wide fluctuations, we are confident that the Equity Funds have the potential to contribute to your long-term wealth building efforts.

WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------

  The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities. The Fund invests in long-term Treasury bonds when the inflation rate is declining to capture the capital gains opportunities afforded by these securities. Contrarily, when the inflation rate is rising the assets are switched into Treasury bills to avoid capital losses. We

----- Annual Report
believe this approach will enhance the return to shareholders over a full business cycle. A business cycle is measured from the start of an economic recession through recovery and expansion and back to recession.
  The past 12 months have been exceptional for the U.S. Treasury Fund. The Fund returned 24.3% for the year ended September 30, 1998. This exemplary performance has begun to receive attention from the investment community. The Fund was awarded an "A," or top rating for the last one, three and five years based on the data of Lipper Analytical Services, Inc., as published in the Wall Street Journal, and has a five star rating with Morningstar. Lead Manager, Van R. Hoisington, is profiled in the November 1998 issue of Smart Money magazine (page
66). In addition, the assets of the Fund have grown substantially, along with the number of shareholders. From the end of March to the end of September, assets jumped more than 3.5 times, from $18.5 million to a record $67.9 million. Over the same time period the number of shareholders with active accounts increased by nearly 25%.

U.S. TREASURY FUND OUTLOOK
--------------------------

  We believe the Fund's investments in long-term U.S. Treasury securities are appropriate for the current economic environment of declining inflation and interest rates. If conditions change and the trend appears to move toward higher inflation and interest rates, we may invest the Fund's assets in U.S. Treasury bills, or other short-dated Treasury securities.
  The Fund is best-suited for long-term investors. Share prices may be subject to wide fluctuations because of the sensitivity of 30-year Treasury bonds to changes in interest rates.

WORTH NOTING
------------

  The Aggressive Equity and Micro-Cap Funds temporarily reopened to new investors on September 21, 1998. We intend to keep assets manageable and expect to close the Aggressive Equity Fund when it reaches approximately $300 million in assets. We intend to close the Micro-Cap Fund when it reaches approximately $150 million in assets.
  For an in-depth discussion of the performance of individual Wasatch Funds for the year ended September 30, 1998, please see the portfolio summaries beginning on page 4.
  The current Prospectus contains more information about each Fund's objectives and investment strategy. If you have any questions or comments regarding this report or your investments, please call us at 1 (800) 551-1700.
  Investing is inherently a bumpy road. Keeping in mind your long-term financial goals, assessing your tolerance for volatility and creating an asset allocation mix that you feel comfortable with can help you adhere to your chosen investment course.
  Wasatch is committed to long-term investing. We believe the Funds we offer have the potential to make a positive contribution to your efforts to achieve long-term financial objectives. We look forward to serving your investment needs in the coming years. Thank you for your investment in Wasatch Funds.

Sincerely,


/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

                                                             Annual Report -----

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------
SEPTEMBER 30, 1998

(PHOTO)
ROBERT GARDINER, CFA-LEAD MANAGER

  The Micro-Cap Fund invests the majority of its assets in companies with market capitalizations of less than $200 million at the time of initial purchase. We believe investments in these relatively tiny companies give the Fund the potential for above average returns because they can increase earnings faster and sustain earnings growth longer than larger companies. Liquidity issues and wide stock price fluctuations typical of tiny companies make the Micro-Cap Fund most suitable for long-term investors.

REVIEW OF THE YEAR
------------------

  The Micro-Cap Fund reopened to new investors on September 21, 1998. We are committed to keeping the asset size manageable and expect to close the Fund to new investors when it once again reaches $150 million in assets.
  As a result of investors' uncertainty about the global economic situation, the stock prices of small- and micro-cap companies have been caught in a downdraft for most of 1998. For the 12 months ended September 30, 1998, the Micro-Cap Fund was down 8.8%. For the same period, the Russell 2000 Index, a popular measure of the performance of small company stocks, was down substantially more at 19%.
  We attribute the Fund's outperformance of the Russell 2000 to the strong earnings growth of companies that were handpicked by the Wasatch research team. These companies were individually selected for solid growth potential of at least three to five years using a bottom-up process of fundamental analysis.
  One of the Fund's strategies is to attempt to invest before a company is discovered by Wall Street analysts. The stock prices of three of the Fund's largest holdings rose considerably when they were "discovered" and began receiving favorable coverage. For the 12 months ended September 30, 1998, First Cash, Inc., was up 47.6%; USANA, Inc., was up 20%; and Natural Alternatives International, Inc. was up 55.6%.
  Late in 1997 the Fund's technology holdings suffered when investors became concerned over the economic downturn in Asia. Two companies, PCD Inc. and Micrel, Inc., had their stock prices cut in half. PCD makes connectors for the semiconductor, aerospace and industrial markets. The company's short-term earnings outlook was affected when many customers delayed restocking their inventories. Micrel, a maker of analog semiconductors for cellular phones and laptop computers, reported strong earnings growth throughout the year. We believe the long-term outlook is positive for both of these companies.
  Throughout the year we used dips in

----- Annual Report

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

the market to invest in high-quality companies at prices that were cheap by historical standards. In addition, we put extra effort into making sure the companies we invested in were growing well.
  We believe that the micro-cap companies held by the Fund are capable of delivering the growth we seek even in a more difficult economic environment.

OUTLOOK
-------

  Looking ahead, we expect the average earnings growth to remain strong at 20% or better.
  No matter what the current market or economic environment may be, we will strive to invest the Fund's assets in undiscovered micro-cap companies that, in our opinion, have outstanding growth potential and are reasonably priced. We believe this investment approach has the potential to help bring you closer to attaining your long-term financial goals.
  We believe the future is promising for the Micro-Cap Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR      5 YEARS    SINCE INCEPTION<F1>
--------------------------------------------------------------------------
WASATCH MICRO-CAP FUND          -8.8%         N/A             24.9%
--------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

              Wasatch Micro-Cap   Russell 2000
                    Fund              Index
----------------------------------------------
6/19/95<F1>        $10,000          $10,000
9/30/95            $13,600          $11,042
9/30/96            $15,750          $12,353
9/30/97            $22,771          $16,638
9/30/98            $20,779          $13,474

<F1> Inception: June 19, 1995.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

                                                             Annual Report -----

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

TEN LARGEST HOLDINGS
--------------------
  1.  TECHNE CORP.                              5%
      Disposable products for clinical
      research labs and hospitals.

  2.  ICU MEDICAL, INC.                         5%
      Disposable connectors for
      intravenous therapy.

  3.  FIRST CASH, INC.                          5%
      Pawnshop operator.

  4.  MICREL, INC.                              5%
      Analog semiconductors for cellular
      phones and laptop computers.

  5.  SUPERTEX, INC.                            4%
      Semiconductor component
      manufacturer.

  6.  NATIONAL DENTEX CORP.                     4%
      Dental laboratories.

  7.  USANA, INC.                               4%
      Direct sales of vitamins and
      nutritional products.

  8.  MARKS BROS. JEWELERS, INC.                4%
      Fine jewelry retailer.

  9.  MICROCHIP TECHNOLOGY, INC.                3%
      Proprietary chip manufacturer.

  10. CORVEL CORP.                              3%
      Case management and cost
      containment services for workers'
      compensation.

                                ASSET ALLOCATION
                                ----------------

                           Common Stock        99.8%
                           Cash                 0.2%


                                SECTOR BREAKDOWN
                                ----------------

                           Health Care         26.4%
                           Personal            20.0%
                           Technology          18.7%
                           Business            16.2%
                           Retail              11.5%
                           Other                4.5%
                           Transportation       2.5%

----- Annual Report

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------
SEPTEMBER 30, 1998

(PHOTO)
ROBERT GARDINER, JEFF CARDON-CO-MANAGERS

  The Micro-Cap Value Fund is the newest member of the Wasatch family. The Fund's investment objective is long-term growth of capital. The Micro-Cap Value Fund seeks to achieve its objective through investments in companies with market capitalizations of less than $300 million whose stocks are selling at a substantial discount to the com pany's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility. Wasatch intends to close the Fund when it reaches $200 million in assets.

REVIEW SINCE INCEPTION
----------------------

  From the Micro-Cap Value Fund's inception on December 17, 1997 to September 30, 1998, the Fund was down 10%. Over the same period the Russell 2000 Value Index, a widely recognized barometer for the performance of value-oriented small company stocks, was down 12%.
  We believe the Fund's performance can largely be attributed to indiscriminate price declines that affected the majority of small- and micro-cap stocks. We believe price declines suffered by the Fund's holdings do not reflect negatively on their potential for future price appreciation. For most companies, the positive fundamentals on which we based our investment decisions are still intact.
  In its first year of operation the Fund had no trouble finding what we believe are great values in micro-cap stocks.
  The prevailing market conditions presented us with the unusual opportunity to invest in many high-quality growth companies at "value" prices. The only thing that had fallen was their stock price. Ordinarily, the stocks of growth companies like RemedyTemp, Inc., a temporary staffing company, and Synopsys, Inc., a maker of software for electronic design automation, would be too expensive for the Micro-Cap Value Fund. These companies are currently reporting strong earnings growth and we believe they have solid long-term earnings growth prospects. At today's prices we believe these investments give the Fund outstanding upside potential.
  The Fund typically invests in growth companies that we call "fallen angels." The earnings of these companies have temporarily gotten off track, but we expect them to grow well in the future. World Accept ance Corp., a finance firm that makes small loans to consumers, appears to have controlled a credit delinquency problem. K&G Mens Center, Inc., a men's clothing retailer, was hurt by unusually hot weather in the south, and they are working to resolve problems in a new market. In the past year, stocks like these were practically given away.
  Many of the Fund's holdings are undiscovered by Wall Street analysts.

                                                             Annual Report -----

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------

Two excellent examples are ICU Medical, Inc. and SCP Pool Corpora tion. ICUMedical's disposable connectors for intravenous therapy are becoming widely used by health care professionals because they are designed to prevent accidental needle sticks. SCP Pool, a swimming pool supply distributor, has excellent opportunities to acquire independently-owned pool supply businesses. We expect the stock prices of both these companies to appreciate once their outstanding earnings growth potential is "discovered."

OUTLOOK
-------

  It is impossible to predict when the prices of small- and micro-cap stocks will bounce back. Instead, we will continue to pursue the Fund's strategy of investing in the stocks of undiscovered, undervalued companies that we believe have significant potential for price appreciation.
  We appreciate the confidence you have shown by investing in the Wasatch Micro-Cap Value Fund in its first year.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR      5 YEARS    SINCE INCEPTION<F1>
---------------------------------------------------------------------------
WASATCH MICRO-CAP VALUE FUND     N/A          N/A             -10.0%
---------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

              Wasatch Micro-Cap   Russell 2000
                 Value Fund       Value Index
-----------------------------------------------
12/17/97          $10,000           $10,000
9/30/98            $9,000            $8,767

<F1>Inception: December 17, 1997.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

----- Annual Report

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY

TEN LARGEST HOLDINGS
--------------------

  1.  ICU MEDICAL, INC.                         5%
      Disposable connectors for
      intravenous therapy.

  2.  FIRST CASH, INC.                          5%
      Pawnshop operator.

  3.  SUPERTEX, INC.                            4%
      Semiconductor component
      manufacturer.

  4.  WORLD ACCEPTANCE CORP.                    4%
      Consumer lending.

  5.  MARKS BROS. JEWELERS, INC.                4%
      Fine jewelry retailer.

  6.  NATIONAL DENTEX CORP.                     3%
      Dental laboratories.

  7.  SCP POOL CORPORATION                      3%
      Swimming pool supply distributor.

  8.  REMEDYTEMP, INC.                          3%
      Temporary staffing services.

  9.  RAINBOW RENTALS, INC.                     2%
      Rent-to-own store operator.

  10. DAISYTEK INTERNATIONAL CORP.              2%
      Office and computer supplies
      distributor.

                                ASSET ALLOCATION
                                ----------------

                           Common Stock        95.5%
                           Cash                 4.5%


                                SECTOR BREAKDOWN
                                ----------------

                           Personal            20.1%
                           Business            18.0%
                           Health Care         13.7%
                           Technology          11.9%
                           Retail               9.7%
                           Other                5.9%
                           Financial Services   5.6%
                           Transportation       5.4%
                           Builders/Materials   5.2%

                                                             Annual Report -----

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------
SEPTEMBER 30, 1998

(PHOTO)
JEFF CARDON-LEAD MANAGER

  The Aggressive Equity Fund invests in growing small companies. Investing in this segment of the market has historically achieved higher returns for investors but requires patience and a long time horizon because small company stock prices are subject to wide fluctuations.

REVIEW OF THE YEAR
------------------

  The Aggressive Equity Fund reopened to new investors on September 21, 1998.
We are committed to keeping the asset size manageable and intend to close the Fund to new investors when it reaches $300 million in assets.
  Over the past 12 months stock prices trended sharply downward as investors reacted to news of deteriorating global economic conditions. The Russell 2000 Index, a popular measure of the performance of small company stocks, and the Aggressive Equity Fund were down 19% for the year ended September 30, 1998.
  The stock prices of many companies held by the Fund have fallen to levels that we believe do not accurately reflect the short- or long-run prospects of the companies.
  In general, the stock prices of companies that do business primarily in the U.S. have fared better than those that do some business overseas.
  Our research and discussions with corporate executives indicates that business has been strong at the majority of companies in which the Fund invests.
  For example, the potential economic slowdown did not affect O'Reilly Automotive's earnings growth or its move into the Texas market. The stock price of this automotive parts retailer/distributor rose 59% this year.
  We have had very few disappointing earnings reports. One came from Microchip Technology, Inc., a proprietary chip manufacturer. Late in 1997, the company missed its earnings expectations and suffered a substantial stock price decline when the economic situation in Asia caused a slowdown in demand for the company's products. In 1998, the company's earnings have gotten back on track. Other technology holdings experienced price declines despite reporting strong earnings growth.
  The average earnings growth for companies held by the Fund is currently expected to be around 15% to 20%, far outpacing the projected earnings growth for large companies.
  One third of the companies held by the Fund have announced stock repurchase programs. Among them are some of the Fund's largest holdings including Techne Corp., National Health Investors, Inc., Microchip Technology, Inc., Synopsys, Inc., General Nutrition Cos., Inc., RemedyTemp, Inc., and StaffMark, Inc.
  These announcements send several powerful messages from management.

----- Annual Report

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------

First, that their business outlook is positive. Second, that they believe their stock is undervalued. And third, that they have the financial strength to buy back their stock.

OUTLOOK
-------

  The Aggressive Equity Fund remains committed to investing in high-quality small companies. We believe the Fund's investments have ample potential to produce the earnings growth we seek. In addition, we are thrilled by the chance to invest at exceptional prices. Given the outstanding long-run opportunity we perceive in many small companies, we believe it is a great time to be invested in small company stocks.
  The economy will continue to be a major influence on large and small company stock prices. We believe the Aggressive Equity Fund is favorably positioned for stock price appreciation once small company stocks emerge from this period of underperformance.
  Thank you for your confidence in the Aggressive Equity Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------
WASATCH AGGRESSIVE EQUITY FUND  -19.1%       8.4%        13.7%
----------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

             Wasatch Aggressive   Russell 2000        S&P 500
                 Equity Fund         Index           Composite
--------------------------------------------------------------
9/30/88           $10,000           $10,000          $10,000
9/30/89           $12,109           $12,149          $13,301
9/30/90           $10,834            $8,850          $12,071
9/30/91           $18,209           $12,841          $15,833
9/30/92           $17,789           $13,988          $17,583
9/30/93           $24,145           $18,626          $19,869
9/30/94           $25,800           $19,124          $20,601
9/30/95           $34,878           $23,593          $26,729
9/30/96           $34,496           $26,693          $32,164
9/30/97           $44,656           $35,552          $45,173
9/30/98           $36,112           $28,791          $49,259

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.

                                                             Annual Report -----

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

  1.  TECHNE CORP.                              5%
      Disposable products for clinical
      research labs and hospitals.

  2.  O'REILLY AUTOMOTIVE, INC.                 5%
      Automotive parts retailer/distributor.

  3.  NATIONAL HEALTH
      INVESTORS, INC.                           5%
      Nursing home REIT.

  4.  MICROCHIP TECHNOLOGY, INC.                4%
      Proprietary chip manufacturer.

  5.  SYNOPSYS, INC.                            4%
      Software solutions for electronic
      design automation.

  6.  MICREL, INC.                              4%
      Analog semiconductors for cellular
      phones and laptop computers.

  7.  DAISYTEK INTERNATIONAL CORP.              4%
      Office and computer supplies
      distributor.

  8.  NATIONAL DENTEX CORP.                     4%
      Dental laboratories.

  9.  CURATIVE HEALTH SERVICES, INC.            3%
      Wound treatment services and
      products.

  10. F.Y.I. INC.                               3%
      Document management services.

                                ASSET ALLOCATION
                                ----------------

                           Common Stock        93.7%
                           Cash                 6.3%

                                SECTOR BREAKDOWN
                                ----------------

                           Health Care         19.5%
                           Business            18.4%
                           Technology          18.0%
                           Retail              14.5%
                           Personal            10.4%
                           Real Estate          5.9%
                           Transportation       3.9%
                           Other                3.1%

----- Annual Report

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------
SEPTEMBER 30, 1998

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA-
LEAD MANAGER

  The Wasatch Growth Fund seeks to invest in growing companies that we believe are stable and that have a history of consistent earnings growth. In addition, we seek to invest in these companies at reasonable prices. The Growth Fund is the most conservative of all the Wasatch Equity Funds. However, because the Fund may invest in smaller companies we believe it is best-suited for long-term investors.

REVIEW OF THE YEAR
------------------

  Stock prices have been anything but stable this year. Small company stocks suffered significant declines as investors found the liquid stocks of large companies more desirable. Investors have overlooked earnings growth which we believe is still the most important long-term driver of stock prices. In the coming year, the average earnings growth of large companies is expected to be negative. By comparison, the 10% to 15% earnings growth expected for small companies is far superior.
  The past 12 months have been a tough environment for small company stocks.
For the year ended September 30, 1998 the Growth Fund was down 17.5%. The Russell 2000 Index, a widely recognized barometer for the performance of small company stocks, was down 19%.
  In typical fashion, the Fund had few technology holdings. This helped performance during the year because many technology companies, particularly those that do business overseas, were hard hit by price declines.
  Throughout the year we made numerous checks with the managements of companies held by the Fund to determine if stock price declines were due to problems at the companies. The response in almost every case was that "business has never been better." The Fund's largest holding, Renters Choice, Inc., an operator of rent-to-own stores, made an acquisition that tripled the number of its stores. The Fund's third largest holding, O'Reilly Auto motive, also made an acquisition that nearly doubled its automotive parts stores. As of September 30, 1998, O'Reilly's stock price was up 59%.
  Aside from a few companies that reported disappointing earnings, we believe the majority have the potential to meet our long-term earnings growth expectations. Friedman's, Inc., experienced unusually high turnover at the executive level this year. In addition, the jewelry retailer missed earnings expectations in the last quarter because a recent advertising campaign failed to bring increased revenues.
  Our immediate focus is to weed out companies with earnings that have fallen below our expectations and to increase our position in companies

                                                             Annual Report -----

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------

with better earnings growth prospects. In light of the overall strength and stability of companies held by the Fund, the drop in prices has produced some EXCEPTIONALLY GOOD VALUES.

OUTLOOK
-------

The uncertain economic environment will continue to affect small and large company stock prices in the near term. To keep the Growth Fund well-positioned for a rebound in small company stock prices we continue to focus on investing in "America's Best Growth Companies." These are companies that we believe possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed and have the potential to double in size within five years.
  Today, the bargain prices of small company stocks provide an added advantage that we believe will prove beneficial to long-term shareholders.
  Thank you for investing in the Wasatch Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------
WASATCH GROWTH FUND             -17.5%       13.1%       14.5%
----------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

               Wasatch Growth    Lipper Growth        S&P 500
                    Fund          Funds Index        Composite
--------------------------------------------------------------
9/30/88           $10,000           $10,000          $10,000
9/30/89           $12,160           $13,059          $13,301
9/30/90           $11,575           $11,241          $12,071
9/30/91           $17,582           $15,342          $15,833
9/30/92           $16,948           $16,521          $17,583
9/30/93           $20,942           $19,680          $19,869
9/30/94           $21,727           $20,031          $20,601
9/30/95           $30,367           $25,646          $26,729
9/30/96           $34,127           $29,167          $32,164
9/30/97           $46,952           $39,265          $45,173
9/30/98           $38,742           $40,471          $49,259

The Lipper Growth Funds Index includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.

----- Annual Report

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------

TEN LARGEST HOLDINGS
--------------------

  1.  RENTERS CHOICE, INC.                      6%
      Operates rent-to-own stores.

  2.  GENERAL NUTRITION COS., INC.              6%
      Vitamins, health care and
      sports nutrition products.

  3.  O'REILLY AUTOMOTIVE, INC.                 4%
      Automotive parts retailer/distributor.

  4.  MARKS BROS. JEWELERS, INC.                4%
      Fine jewelry retailer.

  5.  WORLD ACCEPTANCE CORP.                    4%
      Consumer lending.

  6.  CONCENTRA MANAGED
      CARE, INC.                                4%
      Cost containment services for
      auto injury and workers'
      compensation claims.

  7.  WASHINGTON FEDERAL, INC.                  3%
      Regional banking services.

  8.  FRIEDMAN'S INC.                           3%
      Fine jewelry retailer.

  9.  SCP POOL CORPORATION                      3%
      Swimming pool supply distributor.

  10. TECHNE CORP.                              3%
      Disposable products for clinical
      research labs and hospitals.

                                ASSET ALLOCATION
                                ----------------

                           Common Stock        90.8%
                           Cash                 9.2%


                                SECTOR BREAKDOWN
                                ----------------

                           Retail              20.5%
                           Health Care         13.7%
                           Personal            13.7%
                           Business            13.3%
                           Financial Services  11.2%
                           Technology           6.1%
                           Other                5.0%
                           Builders/Supplies    3.8%
                           Transportation       3.5%

                                                             Annual Report -----

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------
SEPTEMBER 30, 1998

(PHOTO)
KAREY BARKER, CFA-LEAD MANAGER

  The Mid-Cap Fund is the most aggressive Fund in the Wasatch Funds family. The Fund seeks to invest in companies with the highest growth rates. It has relatively few holdings which tend to be concentrated in the most dynamic industries. It is best-suited for investors who plan to hold the Fund for at least five years.

REVIEW OF THE YEAR
------------------
  In a market environment that saw prices decline across the board, the stocks of small and mid-size technology companies were particularly hard hit. For the year ended September 30, 1998, the Mid-Cap Fund was down 22.1%. For the same period, the Russell 2000 Index, a popular measure of the performance of small company stocks, was down 19%.
  Over the past 12 months our search for fast growing companies led us to increase the Fund's weight in health care. Companies in this industry typically do business in the U.S. This year they have had better success at achieving high growth rates than the Fund's technology holdings because they were less affected by economic troubles overseas.
  The Fund's technology holdings experienced extreme volatility throughout the fiscal year. Some do business in Asia and have been affected by that region's economic difficulties. Semiconductors, in particular, have experienced a slowdown in demand. Several companies that sell big ticket items had trouble closing sales as customers became cautious due to news of a possible economic recession. Others suffered stock price declines in spite of strong earnings growth and a positive outlook.
  Earnings growth expectations for many companies are being revised to reflect a more challenging economic environment. While we still expect companies held by the Fund to meet our minimum target of 25%, expectations have come down from a year ago when we expected over 30%.

OUTLOOK
-------

  Stock prices will continue to fluctuate widely as the global economic situation unfolds. We are firm believers that over the long-term earnings growth drives stock prices. The Mid-Cap Fund invests in companies capable of the highest growth rates because we expect these investments to produce above average long-term returns.
  Taking the long view, we do not foresee any slowdown in global demand for technology and we expect to continue investing significant assets in fast growing technology companies. The Fund is also likely to maintain a heavy weighting in health care because we believe fast

----- Annual Report

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------

growth can be achieved by companies finding better ways to improve the quality, cost efficiency and delivery of health care to U.S. consumers.
  We believe companies held by the Fund have outstanding business opportunities that will carry them beyond today's stock market volatility. We feel the Fund's investments have the potential to produce returns that will benefit shareholders as they strive to achieve their long-term financial objectives.
  Thank you for investing in the Wasatch Mid-Cap Fund.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR      5 YEARS    SINCE INCEPTION<F1>
---------------------------------------------------------------------------
WASATCH MID-CAP FUND            -22.1%       10.4%             9.3%
---------------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

               Wasatch Mid-Cap     S&P MidCap         S&P 500
                    Fund           400 Index         Composite
--------------------------------------------------------------
8/16/92           $10,000           $10,000          $10,000
9/30/92            $9,930           $10,000           $9,910
9/30/93           $10,511           $12,404          $11,199
9/30/94           $11,021           $12,603          $11,612
9/30/95           $18,653           $15,850          $15,066
9/30/96           $18,179           $18,069          $18,129
9/30/97           $22,132           $25,135          $25,461
9/30/98           $17,248           $23,550          $27,764

<F1>Inception: August 16, 1992.

The S&P MidCap 400 Index is an unmanaged capitalization weighted total return index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

The S&P 500 Composite is an unmanaged but commonly used measure of common stock total return performance.

                                                             Annual Report -----

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------

TEN LARGEST HOLDINGS
--------------------

  1.  CURATIVE HEALTH
      SERVICES, INC.                           10%
      Wound treatment services and
      products.

  2.  PEDIATRIX MEDICAL GROUP INC.              9%
      Practice management for pediatrics
      physicians.

  3.  SYNOPSYS, INC.                            7%
      Software solutions for electronic
      design automation.

  4.  O'REILLY AUTOMOTIVE, INC.                 7%
      Automotive parts retailer/distributor.

  5.  KENDLE INTERNATIONAL, INC.                5%
      Clinical research and drug
      development service provider.

  6.  THE METZLER GROUP, INC.                   5%
      Consulting services to energy and
      utility businesses.

  7.  ASPEN TECHNOLOGIES, INC.                  4%
      Chemical engineering software.

  8.  MICREL, INC.                              4%
      Analog semiconductors for cellular
      phones and laptop computers.

  9.  SANMINA CORP.                             3%
      Electronic components manufacturer.

  10. MICROCHIP TECHNOLOGY, INC.                3%
      Proprietary chip manufacturer.

                                ASSET ALLOCATION
                                ----------------

                           Common Stock        86.2%
                           Cash                13.8%

                                SECTOR BREAKDOWN
                                ----------------

                           Health Care         37.1%
                           Technology          27.2%
                           Business Services   11.5%
                           Retail               8.2%
                           Other                2.2%

----- Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
SEPTEMBER 30, 1998

(PHOTO)
VAN R. HOISINGTON-LEAD MANAGER

  The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities.

REVIEW OF THE YEAR
------------------

  For the third consecutive year the Fund produced outstanding results. For the year ended September 30, 1998, the total return leaped to 24.3%, far outpacing the Lehman Brothers Government/Corporate Bond Index return of 12.8% and the Lehman Brothers Aggregate Index return of 11.5%. For the past five years, the Fund returned 10.5% annually, compared with 7.2% for both the Lehman Indices.
  With all measures of inflation declining significantly, we continued to fully invest the Fund's assets in long-dated Treasury securities. Bond yields fell sharply over the past 12 months following the downward direction of inflation. The 30-year Treasury bond yield dropped to 4.98% on September 30, far below the 6.4% yield of a year earlier. This yield decline translated into price appreciation of long-dated Treasuries and created the Fund's outstanding return.
  The path to lower bond yields over the past year was uneven. Some bond market investors expected yields to rise because they felt the low unemployment rate suggested an imminent rise in wages and inflation. These concerns proved unfounded as rising excess capacity and deteriorating economic conditions overseas more than offset any inflationary tendencies that might have stemmed from the low unemployment rate.
  You will note on the "Growth of a $10,000 Investment" chart on the next page that we have added the Lehman Brothers Aggregate Index. We feel this index is more representative of the entire bond market. Going forward it will replace the Lehman Brothers Government/Corporate Bond Index.

OUTLOOK
-------

  The current 30-year Treasury bond recently traded below 5%, the lowest yield in over 31 years. What is important for both borrowers and investors, however, is the real rate, which remains quite high by historical standards.
  The high real yield rewards investors and gives them the incentive to remain positioned in long-term Treasury bonds. On the negative side, the high real rate penalizes borrowing, which is essential for any expanding economy.
  While we still believe that declining inflation, or price stability, is the most likely path for the U.S., we place the risk of deflation at a substantial 40%. Already, prices of all consumer goods and all major categories of commodities have registered deflation of different degrees.

                                                             Annual Report -----

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

  The investment surprise for bond holders next year may be that bond yields could continue to decline to levels unimagined by the modern day investor. For other investors, the risk may be an extended downturn in the economy.
  We believe current economic conditions are favorable for investors in long-term U.S. Treasury bonds. In this environment we expect the Fund's investments to continue to have the potential for above average returns. If the economic situation changes and inflation and rising interest rates seem likely we may invest the Fund's assets in U.S. Treasury bills in an effort to protect shareholders' capital.
  We appreciate your confidence and investment in the U.S. Treasury Fund.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                1 YEAR      5 YEARS       10 YEARS
-------------------------------------------------------------------
WASATCH-HOISINGTON
U.S. TREASURY FUND              24.3%        10.5%          10.0%
-------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

             Wasatch-Hoisington   Lehman Bros.     Lehman Bros.
                U.S. Treasury      Aggregate       Gov't./Corp.
                    Fund             Index          Bond Index
---------------------------------------------------------------
9/30/88           $10,000           $10,000          $10,000
9/30/89           $11,250           $11,126          $11,132
9/30/90           $11,798           $11,968          $11,883
9/30/91           $14,009           $13,882          $13,768
9/30/92           $15,191           $15,624          $15,590
9/30/93           $15,768           $17,183          $17,364
9/30/94           $16,006           $16,629          $16,645
9/30/95           $17,681           $18,967          $19,033
9/30/96           $18,462           $19,896          $19,891
9/30/97           $20,905           $21,829          $21,798
9/30/98           $25,985           $24,342          $24,597

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC; must be publicly issued.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding principal value of $50 million; and minimum quality rating of BBB by Standard & Poor's or Baa by Moody's.

----- Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

HOLDINGS/MATURITY DATE
----------------------

  1.  U.S. TREASURY BOND                       31%
      11/15/2024

  2.  U.S. TREASURY BOND                       15%
      11/15/2026

  3.  U.S. TREASURY BOND                       15%
      8/15/2025

  4.  U.S. TREASURY BOND                       11%
      8/15/2027

  5.  U.S. TREASURY STRIP                       7%
      8/15/2025

  6.  U.S. TREASURY BOND                        6%
      2/15/2027

  7.  U.S. TREASURY BOND                        5%
      8/15/2023

  8.  U.S. TREASURY BOND                        4%
      2/15/2026

  9.  U.S. TREASURY STRIP                       3%
      11/15/2021

  10. U.S. TREASURY BOND                        1%
      8/15/2026

                                ASSET ALLOCATION
                                ----------------

                           U.S. Treasury Bonds 97.8%
                           Cash                 2.2%

                                                             Annual Report -----

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             COMMON STOCKS 99.8%
             -------------------
             BUILDERS & BUILDING SUPPLIES 0.5%
    47,691   Building Materials Holding Corp.<F1>                $   625,944
                                                                 -----------
             BUSINESS PRODUCTS 2.5%
   131,000   Daisytek International Corp.<F1>                      2,947,500
                                                                 -----------
             BUSINESS SERVICES 13.7%
    84,500   A Consulting Team, Inc. (The)<F1>                       802,750
   116,600   Altron, Inc.<F1>                                      1,472,075
    16,000   DA Consulting Group, Inc.<F1>                           244,000
    24,000   Data Processing Resources Corp.<F1>                     702,000
   132,000   F.Y.I. Inc.<F1>                                       3,234,000
    25,000   Master Graphics, Inc.<F1>                               125,000
   268,750   National Dentex Corp.<F1>                             4,837,500
    81,000   RemedyTemp, Inc.<F1>                                  1,721,250
     8,000   RWD Technologies, Inc.<F1>                              180,000
   169,000   SCP Pool Corporation<F1>                              2,197,000
    30,500   StaffMark, Inc.<F1>                                     556,625
                                                                 -----------
                                                                  16,072,200
                                                                 -----------
             COMPUTER SOFTWARE 4.0%
    26,000   Business Objects S.A. Sponsored ADR<F1>                 325,000
    60,000   Deltek Systems, Inc.<F1>                              1,106,250
    12,000   Phoenix Technologies Ltd.<F1>                            67,500
    97,800   Synopsys, Inc.<F1>                                    3,257,963
                                                                 -----------
                                                                   4,756,713
                                                                 -----------
             COMPUTER SYSTEMS & COMPONENTS 1.5%
    63,000   Active Voice Corp.<F1>                                  437,062
    10,000   Atlantic Data Services, Inc.<F1>                        150,000
    23,000   MMC Networks, Inc.<F1>                                  376,625
    29,200   Pinnacle Systems, Inc.<F1>                              759,200
                                                                 -----------
                                                                   1,722,887
                                                                 -----------
             ELECTRONICS 2.4%
   222,000   PCD Inc.<F1>                                          2,775,000
                                                                 -----------

             FINANCIAL SERVICES 1.5%
   310,000   World Acceptance Corp.<F1>                            1,743,750
                                                                 -----------

----- Annual Report

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             HEALTH CARE PRODUCTS 15.1%
   415,000   ICU Medical, Inc.<F1>                              $  5,861,875
    27,200   Kendle International, Inc.<F1>                          890,800
    61,000   Medco Research, Inc.<F1>                              1,322,938
    69,800   Merit Medical Systems, Inc.<F1>                         418,800
    87,400   Minntech Corp.                                          830,300
     4,500   Molecular Devices Corporation<F1>                        77,062
   437,417   Techne Corp.<F1>                                      6,397,224
   137,000   Young Innovations, Inc.<F1>                           1,918,000
                                                                 -----------
                                                                  17,716,999
                                                                 -----------
             HEALTH CARE PROVIDERS 5.0%
   281,770   AmSurg Corp., Class A<F1>                             1,937,169
   253,500   AmSurg Corp., Class B<F1>                             1,552,687
    74,125   Curative Health Services, Inc.<F1>                    2,270,078
    12,000   U.S. Physical Therapy, Inc.<F1>                         111,000
                                                                 -----------
                                                                   5,870,934
                                                                 -----------
             HEALTH CARE SERVICES 6.3%
   103,000   CorVel Corp.<F1>                                      3,991,250
    15,200   CryoLife, Inc.<F1>                                      239,400
    19,000   First Commonwealth, Inc.<F1>                            220,875
    16,000   IMPATH Inc.<F1>                                         476,000
   164,000   Laboratory Specialists of America, Inc.<F1>             645,750
    34,400   Medstone International, Inc.<F1>                        227,900
    24,000   Superior Consultant Holdings Corp.<F1>                1,044,000
   100,000   V.I. Technologies, Inc.<F1>                             525,000
                                                                 -----------
                                                                   7,370,175
                                                                 -----------
             PERSONAL PRODUCTS 12.7%
   188,900   Day Runner, Inc.<F1>                                  3,683,550
    23,000   Maxwell Shoe Company Inc.<F1>                           273,125
    25,000   Natrol, Inc.<F1>                                        221,875
   158,100   Natural Alternatives International, Inc.<F1>          1,936,725
     6,125   Nu Skin Asia Pacific, Inc., Class A<F1>                  67,375
   183,800   Signature Eyewear, Inc.<F1>                             896,025
   209,200   Travis Boats & Motors, Inc.<F1>                       3,242,600
   358,200   USANA, Inc.<F1>                                       4,567,050
                                                                 -----------
                                                                  14,888,325
                                                                 -----------

                                                             Annual Report -----

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             PERSONAL SERVICES 7.3%
    48,500   Ambassadors International, Inc.<F1>                $    873,000
   479,000   First Cash, Inc.<F1>                                  5,568,375
   156,000   Rainbow Rentals, Inc.<F1>                             1,482,000
    23,800   Rent-Way, Inc.<F1>                                      586,075
    60,500   U.S. Pawn, Inc.<F1>                                     124,781
                                                                 -----------
                                                                   8,634,231
                                                                 -----------
             RETAIL 11.5%
    35,500   American Coin Merchandising, Inc.<F1>                   465,938
   136,500   Hibbett Sporting Goods, Inc.<F1>                      3,421,031
   229,825   K&G Men's Center, Inc.<F1>                            1,493,862
    65,400   MarineMax, Inc.<F1>                                     604,950
   324,445   Marks Bros. Jewelers, Inc.<F1>                        4,339,452
    88,850   O'Reilly Automotive, Inc.<F1>                         3,220,813
                                                                 -----------
                                                                  13,546,046
                                                                 -----------
             SEMICONDUCTORS 13.2%
    76,850   American Xtal Technology, Inc.<F1>                      634,013
   201,189   Micrel, Inc.<F1>                                      5,331,509
   182,700   Microchip Technology, Inc.<F1>                        3,996,562
    49,000   SDL, Inc.<F1>                                           612,500
   478,000   Supertex, Inc.<F1>                                    4,959,250
                                                                 -----------
                                                                  15,533,834
                                                                 -----------
             TELECOMMUNICATIONS 0.1%
    16,500   Vari-L Company, Inc.<F1>                                111,375
                                                                 -----------
             TRANSPORTATION 2.5%
    33,000   Covenant Transport, Inc.<F1>                            375,375
    27,000   Smithway Motor Xpress Corp.<F1>                         209,250
    45,000   Transport Corp. of America, Inc.<F1>                    540,000
   161,500   USA Truck, Inc.<F1>                                   1,816,875
                                                                 -----------
                                                                   2,941,500
                                                                 -----------

             TOTAL COMMON STOCKS (COST $113,746,170)             117,257,413
                                                                 -----------

----- Annual Report

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1998

PRINCIPAL
  AMOUNT                                                           VALUE
----------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 0.4%
             ---------------------------
             (Variable Rate Demand Deposits)

  $497,746   UMB Bank Money Market Fiduciary, 3.99%              $   497,746
                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $497,746)            497,746
                                                                 -----------

             TOTAL INVESTMENTS (COST $114,243,916) 100.2%        117,755,159

             LIABILITIES, LESS CASH AND OTHER ASSETS (0.2)%        (222,115)
                                                                 -----------

             NET ASSETS 100.0%                                  $117,533,044
                                                                 ===========

             <F1>Non-income producing
             See notes to financial statements.

                                                             Annual Report -----

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             COMMON STOCKS 95.5%
             -------------------

             BASIC MATERIALS 2.9%
    46,980   Arrow-Magnolia International, Inc.<F1>              $   220,219
    10,800   Encore Wire Corporation<F1>                              99,900
     5,400   Modtech, Inc.<F1>                                        94,500
                                                                 -----------
                                                                     414,619
                                                                 -----------
             BUILDERS & BUILDING SUPPLIES 2.3%
    14,000   Building Materials Holding Corp.<F1>                    183,750
     3,500   Crossman Communities, Inc.<F1>                           70,438
     6,500   Drew Industries Incorporated                             79,625
                                                                 -----------
                                                                     333,813
                                                                 -----------
             BUSINESS PRODUCTS 3.4%
    15,400   Daisytek International Corp.<F1>                        346,500
     7,500   Optek Technology, Inc.<F1>                              133,125
                                                                 -----------
                                                                     479,625
                                                                 -----------
             BUSINESS SERVICES 14.6%
    21,500   Altron, Inc.<F1>                                        271,437
    43,000   American Bank Note Holographics, Inc.<F1>               338,625
    72,200   Carnegie Group, Inc.<F1>                                189,525
     4,400   Deswell Industries, Inc.<F1>                             42,350
    23,400   National Dentex Corp.<F1>                               421,200
    17,800   RemedyTemp, Inc.<F1>                                    378,250
    32,000   SCP Pool Corporation<F1>                                416,000
     2,000   StaffMark, Inc.<F1>                                      36,500
                                                                 -----------
                                                                   2,093,887
                                                                 -----------
             COMPUTER SOFTWARE 2.5%
     5,000   Synopsys, Inc.<F1>                                      166,563
    20,000   Tecnomatix Technologies Ltd.<F1>                        187,500
                                                                 -----------
                                                                     354,063
                                                                 -----------
             COMPUTER SYSTEMS & COMPONENTS 1.7%
    11,150   Active Voice Corp.<F1>                                   77,353
    10,000   C.P. Clare Corp.<F1>                                     61,250
    16,400   Percon Incorporated<F1>                                 104,550
                                                                 -----------
                                                                     243,153
                                                                 -----------
             ELECTRONICS 1.9%
    22,000   PCD Inc.<F1>                                            275,000
                                                                 -----------


                                                             Annual Report -----

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             ENERGY 1.9%
     3,500   CARBO Ceramics Inc.                                 $    79,625
    11,000   Gulf Island Fabrication, Inc.<F1>                       187,000
                                                                 -----------
                                                                     266,625
                                                                 -----------
             FINANCIAL SERVICES 5.6%
     4,535   Northrim Bank                                            65,191
     8,950   PVF Capital Corp.<F1>                                   104,044
     2,800   RTW, Inc.<F1>                                            14,175
    18,000   United PanAm Financial Corp.<F1>                        101,250
    92,500   World Acceptance Corp.<F1>                              520,312
                                                                 -----------
                                                                     804,972
                                                                 -----------
             HEALTH CARE PRODUCTS 7.5%
     5,000   Del Global Technologies Corp.<F1>                        36,875
    55,300   ICU Medical, Inc.<F1>                                   781,112
     7,500   Minntech Corp.                                           71,250
    13,000   Young Innovations, Inc.<F1>                             182,000
                                                                 -----------
                                                                   1,071,237
                                                                 -----------
             HEALTH CARE SERVICES 6.2%
     8,200   CorVel Corp.<F1>                                        317,750
    12,500   First Commonwealth, Inc.<F1>                            145,312
    62,100   Laboratory Specialists of America, Inc.<F1>             244,519
    26,500   Medstone International, Inc.<F1>                        175,562
                                                                 -----------
                                                                     883,143
                                                                 -----------
             PERSONAL PRODUCTS 12.0%
     8,200   Day Runner, Inc.<F1>                                    159,900
    10,900   Natural Alternatives International, Inc.<F1>            133,525
    11,000   Nu Skin Asia Pacific, Inc., Class A<F1>                 121,000
    26,500   Racing Champions Corporation<F1>                        293,156
    68,300   Signature Eyewear, Inc.<F1>                             332,962
     5,000   Supreme International Corporation<F1>                    57,500
    31,000   THT Inc.<F1>                                             95,906
     7,000   Travis Boats & Motors, Inc.<F1>                         108,500
    19,900   USANA, Inc.<F1>                                         253,725
    24,800   Utah Medical Products, Inc.<F1>                         159,650
                                                                 -----------
                                                                   1,715,824
                                                                 -----------


                                                             Annual Report -----

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             PERSONAL SERVICES 8.1%
    59,500   First Cash, Inc.<F1>                                $   691,687
    37,400   Rainbow Rentals, Inc.<F1>                               355,300
    54,000   U.S. Pawn, Inc.<F1>                                     111,375
                                                                 -----------
                                                                   1,158,362
                                                                 -----------
             REAL ESTATE 2.0%
     4,800   National Health Investors, Inc. REIT                    148,800
    15,400   Sunstone Hotel Investors, Inc. REIT                     139,563
                                                                 -----------
                                                                     288,363
                                                                 -----------
             RETAIL 9.7%
    14,000   Carr-Gottstein Foods Co.<F1>                            160,125
    12,000   General Nutrition Cos., Inc.<F1>                        129,750
    32,162   K&G Men's Center, Inc.<F1>                              209,053
    32,000   MarineMax, Inc.<F1>                                     296,000
    38,400   Marks Bros. Jewelers, Inc.<F1>                          513,600
     8,350   O'Charley's Inc.<F1>                                     84,544
                                                                 -----------
                                                                   1,393,072
                                                                 -----------
             SEMICONDUCTORS 7.7%
    16,500   Align-Rite International, Inc.<F1>                      171,188
     4,200   Cohu, Inc.<F1>                                           69,300
     6,500   Microchip Technology, Inc.<F1>                          142,188
     8,400   Microsemi Corporation<F1>                                67,200
     5,000   Semtech Corporation<F1>                                  93,125
    53,700   Supertex, Inc.<F1>                                      557,137
                                                                 -----------
                                                                   1,100,138
                                                                 -----------
             TELECOMMUNICATIONS 0.1%
     2,000   Vari-L Company, Inc.<F1>                                 13,500
                                                                 -----------
             TRANSPORTATION 5.4%
    13,100   AirNet Systems, Inc.<F1>                                216,969
    19,000   American Aircarriers Support, Incorporated<F1>          116,375
     7,000   Covenant Transport, Inc.<F1>                             79,625
     5,000   Kaynar Technologies Inc.<F1>                             67,500
    23,800   Smithway Motor Xpress Corp.<F1>                         184,450
    10,000   USA Truck, Inc.<F1>                                     112,500
                                                                 -----------
                                                                     777,419
                                                                 -----------

             TOTAL COMMON STOCKS (COST $16,114,310)               13,666,815
                                                                 -----------

----- Annual Report

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1998
PRINCIPAL
  AMOUNT                                                           VALUE
----------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 5.3%
             ---------------------------

             (Variable Rate Demand Deposits)
  $754,421   UMB Bank Money Market Fiduciary, 3.99%              $   754,421
                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $754,421)            754,421
                                                                 -----------

             TOTAL INVESTMENTS (COST $16,868,731) 100.8%          14,421,236

             LIABILITIES, LESS CASH AND OTHER ASSETS (0.8)%        (115,460)
                                                                 -----------

             NET ASSETS 100.0%                                   $14,305,776
                                                                 ===========

             <F1>Non-income producing
             See notes to financial statements.

                                                             Annual Report -----

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             COMMON STOCKS 93.7%
             -------------------

             BUSINESS PRODUCTS 3.6%
   199,300   Daisytek International Corp.<F1>                    $ 4,484,250
                                                                 -----------

             BUSINESS SERVICES 14.8%
   238,200   Altron, Inc.<F1>                                      3,007,275
   112,000   American Bank Note Holographics, Inc.<F1>               882,000
    41,400   Data Processing Resources Corp.<F1>                   1,210,950
   161,100   F.Y.I. Inc.<F1>                                       3,946,950
   248,600   National Dentex Corp.<F1>                             4,474,800
    32,500   QRS Corporation                                       1,035,937
   116,100   RemedyTemp, Inc.<F1>                                  2,467,125
    67,600   StaffMark, Inc.<F1>                                   1,233,700
                                                                 -----------
                                                                  18,258,737
                                                                 -----------
             COMPUTER SOFTWARE 6.9%
    74,000   Aspen Technologies, Inc.<F1>                          1,979,500
   107,750   Deltek Systems, Inc.<F1>                              1,986,640
   137,250   Synopsys, Inc.<F1>                                    4,572,141
                                                                 -----------
                                                                   8,538,281
                                                                 -----------
             COMPUTER SYSTEMS & COMPONENTS 1.2%
    29,600   Eltron International, Inc.<F1>                          884,300
    16,300   Zebra Technologies Corporation                          546,050
                                                                 -----------
                                                                   1,430,350
                                                                 -----------
             ELECTRONICS 0.8%
    80,000   PCD Inc.<F1>                                          1,000,000
                                                                 -----------
             HEALTH CARE PRODUCTS 8.0%
   201,500   ICU Medical, Inc.<F1>                                 2,846,187
    32,100   Serologicals Corp.<F1>                                  806,513
   426,644   Techne Corp.<F1>                                      6,239,669
                                                                 -----------
                                                                   9,892,369
                                                                 -----------
             HEALTH CARE PROVIDERS 7.1%
   237,500   AmSurg Corp., Class A<F1>                             1,632,813
    60,300   AmSurg Corp., Class B<F1>                               369,338
   138,700   Curative Health Services, Inc.<F1>                    4,247,687
    56,300   Pediatrix Medical Group Inc.<F1>                      2,526,463
                                                                 -----------
                                                                   8,776,301
                                                                 -----------

----- Annual Report

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             HEALTH CARE SERVICES 4.4%
    16,300   CryoLife, Inc.<F1>                                  $   256,725
    47,150   Express Scripts, Inc., Class A<F1>                    3,878,087
    46,000   IMPATH Inc.<F1>                                       1,368,500
                                                                 -----------
                                                                   5,503,312
                                                                 -----------
             PERSONAL PRODUCTS 6.3%
   121,600   Nu Skin Asia Pacific, Inc., Class A<F1>               1,337,600
   213,250   Travis Boats & Motors, Inc.<F1>                       3,305,375
   241,600   USANA, Inc.<F1>                                       3,080,400
    22,600   Weider Nutrition International, Inc.                    131,363
                                                                 -----------
                                                                   7,854,738
                                                                 -----------
             PERSONAL SERVICES 4.1%
    53,000   First Cash, Inc.<F1>                                    616,125
    75,000   Home Choice Holdings, Inc.                              979,687
     7,800   Loewen Group, Inc.                                      115,050
    70,000   Renters Choice, Inc.<F1>                              1,855,000
    60,300   Rent-Way, Inc.<F1>                                    1,484,888
                                                                 -----------
                                                                   5,050,750
                                                                 -----------
             REAL ESTATE 5.9%
   184,450   National Health Investors, Inc. REIT                  5,717,950
   175,750   Sunstone Hotel Investors, Inc. REIT                   1,592,734
                                                                 -----------
                                                                   7,310,684
                                                                 -----------
             RETAIL 14.5%
   271,400   General Nutrition Cos., Inc.<F1>                      2,934,512
    52,500   Hibbett Sporting Goods, Inc.<F1>                      1,315,781
   218,825   K&G Men's Center, Inc.<F1>                            1,422,362
    83,450   MarineMax, Inc.<F1>                                     771,913
   273,600   Marks Bros. Jewelers, Inc.<F1>                        3,659,400
    26,000   Nautica Enterprises, Inc.<F1>                           485,875
   115,975   O'Charley's Inc.<F1>                                  1,174,247
   168,700   O'Reilly Automotive, Inc.<F1>                         6,115,375
                                                                 -----------
                                                                  17,879,465
                                                                 -----------
             SEMICONDUCTORS 9.9%
   168,125   American Xtal Technology, Inc.<F1>                    1,387,031
   174,400   Micrel, Inc.<F1>                                      4,621,600
   229,225   Microchip Technology, Inc.<F1>                        5,014,297
   101,250   SDL, Inc.<F1>                                         1,265,625
                                                                 -----------
                                                                  12,288,553
                                                                 -----------

                                                             Annual Report -----

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             TELECOMMUNICATIONS 2.3%
    88,250   Powertel, Inc.<F1>                                  $ 1,196,891
    56,090   United States Cellular Corp.<F1>                      1,672,183
                                                                 -----------
                                                                   2,869,074
                                                                 -----------
             TRANSPORTATION 3.9%
    66,850   Covenant Transport, Inc.<F1>                            760,419
    82,600   Expeditors International of Washington, Inc.          2,292,150
   106,600   Knight Transportation, Inc.<F1>                       1,798,875
                                                                 -----------
                                                                   4,851,444
                                                                 -----------
             TOTAL COMMON STOCKS (COST $106,846,498)             115,988,308
                                                                 -----------



PRINCIPAL
  AMOUNT                                                           VALUE
----------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 6.4%
             ---------------------------
             (Variable Rate Demand Deposits)

$7,800,288   UMB Bank Money Market Fiduciary, 3.99%              $ 7,800,288
                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $7,800,288)        7,800,288
                                                                 -----------

             TOTAL INVESTMENTS (COST $114,646,786) 100.1%        123,788,596

             LIABILITIES, LESS CASH AND OTHER ASSETS (0.1)%         (65,518)
                                                                 -----------

             NET ASSETS 100.0%                                  $123,723,078
                                                                 ===========
             <F1>Non-income producing
             See notes to financial statements.

----- Annual Report

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             COMMON STOCKS 90.8%
             -------------------

             BUILDERS & BUILDING SUPPLIES 3.8%
   325,723   Building Materials Holding Corp.<F1>                $ 4,275,114
    70,000   Copart, Inc.<F1>                                      1,557,500
                                                                 -----------
                                                                   5,832,614
                                                                 -----------
             BUSINESS PRODUCTS 3.9%
   118,000   Daisytek International Corp.<F1>                      2,655,000
   108,400   Optek Technology, Inc.<F1>                            1,924,100
    45,000   Pentair, Inc.                                         1,451,250
                                                                 -----------
                                                                   6,030,350
                                                                 -----------
             BUSINESS SERVICES 9.4%
    15,000   Altron, Inc.<F1>                                        189,375
   115,000   American Bank Note Holographics, Inc.<F1>               905,625
    77,000   F.Y.I. Inc.<F1>                                       1,886,500
   187,000   National Dentex Corp.<F1>                             3,366,000
   157,400   RemedyTemp, Inc.<F1>                                  3,344,750
   366,650   SCP Pool Corporation<F1>                              4,766,450
                                                                 -----------
                                                                  14,458,700
                                                                 -----------
             COMPUTER SOFTWARE 1.6%
    75,000   Synopsys, Inc.<F1>                                    2,498,437
                                                                 -----------
             COMPUTER SYSTEMS & COMPONENTS 2.0%
   104,350   Eltron International, Inc.<F1>                        3,117,456
                                                                 -----------
             FINANCIAL SERVICES 11.2%
   172,300   AmeriCredit Corp.<F1>                                 4,199,812
     5,000   Franklin Savings Assn.<F1>                                    1
   274,600   RTW, Inc.<F1>                                         1,390,163
   212,510   Washington Federal, Inc.                              5,312,750
 1,119,486   World Acceptance Corp.<F1>                            6,297,109
                                                                 -----------
                                                                  17,199,835
                                                                 -----------
             HEALTH CARE PRODUCTS 4.2%
   131,600   ICU Medical, Inc.<F1>                                 1,858,850
   316,050   Techne Corp.<F1>                                      4,622,231
                                                                 -----------
                                                                   6,481,081
                                                                 -----------

                                                             Annual Report -----

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             HEALTH CARE PROVIDERS 1.9%
    69,500   Integrated Health Services, Inc.                    $ 1,168,469
     7,700   Pediatrix Medical Group Inc.<F1>                        345,537
   761,900   Physicians Resource Group, Inc.<F1>                   1,428,562
                                                                 -----------
                                                                   2,942,568
                                                                 -----------
             HEALTH CARE SERVICES 7.6%
   144,500   American HomePatient, Inc.<F1>                          270,938
   717,500   Concentra Managed Care, Inc.<F1>                      5,740,000
   182,300   First Health Group Corp.<F1>                          4,420,775
   598,681   Home Health Corp. of America, Inc.<F1>                  785,769
    80,000   Vencor, Inc.                                            320,000
                                                                 -----------
                                                                  11,537,482
                                                                 -----------
             PERSONAL PRODUCTS 4.4%
    85,600   Day Runner, Inc.<F1>                                  1,669,200
   191,200   Natural Alternatives International, Inc.<F1>          2,342,200
   245,600   Nu Skin Asia Pacific, Inc., Class A<F1>               2,701,600
                                                                 -----------
                                                                   6,713,000
                                                                 -----------
             PERSONAL SERVICES 9.3%
    29,400   Ambassadors International, Inc.<F1>                     529,200
   340,700   First Cash, Inc.<F1>                                  3,960,638
   365,700   Renters Choice, Inc.<F1>                              9,691,050
                                                                 -----------
                                                                  14,180,888
                                                                 -----------
             REAL ESTATE 2.8%
   473,700   Sunstone Hotel Investors, Inc. REIT                   4,292,906
                                                                 -----------
             RETAIL 20.5%
   107,700   American Coin Merchandising, Inc.<F1>                 1,413,562
   737,075   Friedman's Inc.<F1>                                   4,790,987
   834,800   General Nutrition Cos., Inc.<F1>                      9,026,275
   114,100   Home Centers (DIY) Ltd.<F1>                           1,740,025
   474,800   Marks Bros. Jewelers, Inc.<F1>                        6,350,450
   180,500   O'Reilly Automotive, Inc.<F1>                         6,543,125
    98,900   PJ America Inc.<F1>                                   1,520,588
                                                                 -----------
                                                                  31,385,012
                                                                 -----------
             SEMICONDUCTORS 2.5%
   117,600   Microchip Technology, Inc.<F1>                        2,572,500
   123,000   Supertex, Inc.<F1>                                    1,276,125
                                                                 -----------
                                                                   3,848,625
                                                                 -----------

----- Annual Report

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             TELECOMMUNICATIONS 2.2%
     7,854   Century Telephone Enterprises, Inc.                 $   371,101
    42,400   Telecomunicacoes Brasileiras S.A.-Telebras            2,986,550
                                                                 -----------
                                                                   3,357,651
                                                                 -----------
             TRANSPORTATION 3.5%
   191,400   AirNet Systems, Inc.<F1>                              3,170,063
   176,200   USA Truck, Inc.<F1>                                   1,982,250
                                                                 -----------
                                                                   5,152,313
                                                                 -----------
             TOTAL COMMON STOCKS (COST $154,684,115)             139,028,918
                                                                 -----------




PRINCIPAL
  AMOUNT                                                           VALUE
----------------------------------------------------------------------------

             WARRANTS 0.0%
             -------------

        $1   Cherokee, Inc. Series C                             $         1
                                                                 -----------
             TOTAL WARRANTS (COST $6)                                      1
                                                                 -----------
             SHORT-TERM INVESTMENTS 6.7%
             ---------------------------
             (Variable Rate Demand Deposits)

10,331,719   UMB Bank Money Market Fiduciary, 3.99%               10,331,719
                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $10,331,719)      10,331,719
                                                                 -----------

             TOTAL INVESTMENTS (COST $165,015,840) 97.5%         149,360,638

             CASH AND OTHER ASSETS, LESS LIABILITIES 2.5%          3,787,172
                                                                 -----------

             NET ASSETS 100.0%                                  $153,147,810
                                                                 ===========

             <F1>Non-income producing
             See notes to financial statements.

                                                             Annual Report -----

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             COMMON STOCKS 86.2%
             -------------------

             BUSINESS SERVICES 11.5%
    47,000   F.Y.I. Inc.<F1>                                     $ 1,151,500
     2,700   International Integration Incorporated<F1>               42,187
    29,500   International Manufacturing Systems, Inc.<F1>           132,750
    57,840   Metzler Group, Inc. (The)<F1>                         1,981,020
    53,900   Sanmina Corp.<F1>                                     1,515,938
    22,000   Vestcom International, Inc.<F1>                         203,500
                                                                 -----------
                                                                   5,026,895
                                                                 -----------
             COMPUTER SOFTWARE 17.4%
    72,150   Aspen Technologies, Inc.<F1>                          1,930,012
    21,050   Made2Manage Systems, Inc.                               182,872
     6,500   MAPICS, Inc.<F1>                                        143,406
    33,300   Parametric Technology Corp.<F1>                         335,081
    24,250   Phoenix Technologies Ltd.<F1>                           136,406
    84,050   Smallworldwide plc<F1>                                  924,550
    97,160   Synopsys, Inc.<F1>                                    3,236,643
    72,575   Tecnomatix Technologies Ltd.<F1>                        680,391
                                                                 -----------
                                                                   7,569,361
                                                                 -----------
             COMPUTER SYSTEMS & COMPONENTS 0.6%
    13,800   MMC Networks, Inc.<F1>                                  225,975
                                                                 -----------
             HEALTH CARE PRODUCTS 8.7%
    55,200   Incyte Pharmaceuticals, Inc.<F1>                      1,173,000
    65,700   Kendle International, Inc.<F1>                        2,151,675
    33,200   Techne Corp.<F1>                                        485,550
                                                                 -----------
                                                                   3,810,225
                                                                 -----------
             HEALTH CARE PROVIDERS 21.8%
   123,000   AmSurg Corp., Class A<F1>                               845,625
    55,900   AmSurg Corp., Class B<F1>                               342,387
   148,400   Curative Health Services, Inc.<F1>                    4,544,750
    83,500   Pediatrix Medical Group Inc.<F1>                      3,747,063
                                                                 -----------
                                                                   9,479,825
                                                                 -----------

----- Annual Report

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
SEPTEMBER 30, 1998

  NUMBER
OF SHARES                                                          VALUE
----------------------------------------------------------------------------

             HEALTH CARE SERVICES 6.6%
    18,500   Envoy Corporation<F1>                               $   404,688
    14,025   Express Scripts, Inc., Class A<F1>                    1,153,556
    24,800   IMPATH Inc.<F1>                                         737,800
    17,500   MedQuist Inc.<F1>                                       553,438
                                                                 -----------
                                                                   2,849,482
                                                                 -----------
             PERSONAL PRODUCTS 0.8%
    23,700   Rexall Sundown, Inc.<F1>                                365,868
                                                                 -----------
             RETAIL 8.2%
    18,700   Hibbett Sporting Goods, Inc.<F1>                        468,669
    20,200   K&G Men's Center, Inc.<F1>                              131,300
    82,200   O'Reilly Automotive, Inc.<F1>                         2,979,750
                                                                 -----------
                                                                   3,579,719
                                                                 -----------
             SEMICONDUCTORS 9.2%
    49,700   American Xtal Technology, Inc.<F1>                      410,025
    12,600   ASM Lithography Holding N.V.<F1>                        197,663
    67,800   Micrel, Inc.<F1>                                      1,796,700
    55,500   Microchip Technology, Inc.<F1>                        1,214,063
    14,200   Photronics, Inc.<F1>                                    181,050
    15,300   SDL, Inc.<F1>                                           191,250
                                                                 -----------
                                                                   3,990,751
                                                                 -----------
             TELECOMMUNICATIONS 0.3%
    18,675   REMEC, Inc.<F1>                                         148,816
                                                                 -----------
             OTHER 1.1%
    48,500   Children's Comprehensive Services, Inc.<F1>             478,937
                                                                 -----------

             TOTAL COMMON STOCKS (COST $37,878,990)               37,525,854
                                                                 -----------

                                                             Annual Report -----

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
SEPTEMBER 30, 1998
PRINCIPAL
  AMOUNT                                                           VALUE
----------------------------------------------------------------------------

             WARRANTS 0.0%
             -------------

 $   4,202   CDnow, Inc.<F1>                                     $         0
                                                                 -----------
             TOTAL WARRANTS (COST $0)                                      0
                                                                 -----------
             SHORT-TERM INVESTMENTS 14.2%
             ----------------------------
             (Variable Rate Demand Deposits)

 6,204,549   UMB Bank Money Market Fiduciary, 3.99%                6,204,549
                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $6,204,549)        6,204,549
                                                                 -----------

             TOTAL INVESTMENTS (COST $44,083,539) 100.4%          43,730,403

             LIABILITIES, LESS CASH AND OTHER ASSETS (0.4)%        (177,028)
                                                                 -----------

             NET ASSETS 100.0%                                   $43,553,375
                                                                 ===========

             <F1>Non-income producing
             See notes to financial statements.

----- Annual Report

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
SEPTEMBER 30, 1998

PRINCIPAL
  AMOUNT                                                           VALUE
----------------------------------------------------------------------------

             U.S. GOVERNMENT OBLIGATIONS 97.8%
             ---------------------------------
$7,100,000   U.S. Treasury Bond Strip, 11/15/21                 $  2,061,698
19,100,000   U.S. Treasury Bond Strip, 8/15/25                     4,622,391
 3,000,000   U.S. Treasury Bond, 6.25%, 8/15/23                    3,434,670
15,780,000   U.S. Treasury Bond, 7.50%, 11/15/24                  20,922,386
 8,105,000   U.S. Treasury Bond, 6.875%, 8/15/25                  10,052,794
 2,500,000   U.S. Treasury Bond, 6.00%, 2/15/26                    2,792,425
   750,000   U.S. Treasury Bond, 6.75%, 8/15/26                      919,568
 8,590,000   U.S. Treasury Bond, 6.50%, 11/15/26                  10,238,851
 3,170,000   U.S. Treasury Bond, 6.625%, 2/15/27                   3,844,798
 6,055,000   U.S. Treasury Bond, 6.375%, 8/15/27                   7,138,663
   331,000   U.S. Treasury Bond, 5.50%, 8/15/28                      357,923
                                                                 -----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (COST $61,117,355)                                   66,386,167
                                                                 -----------

             SHORT-TERM INVESTMENTS 0.9%
             ---------------------------
             (Variable Rate Demand Deposits)

   618,983   UMB Bank Money Market Fiduciary, 3.99%                  618,983
                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $618,983)            618,983
                                                                 -----------

             TOTAL INVESTMENTS (COST $61,796,338) 98.7%           67,005,150

             CASH AND OTHER ASSETS, LESS LIABILITIES 1.3%            851,223
                                                                 -----------

             NET ASSETS 100.0%                                   $67,856,373
                                                                 ===========

  See notes to financial statements.

                                                             Annual Report -----

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
SEPTEMBER 30, 1998

                                                            MICRO-CAP      AGGRESSIVE                                      U.S.
                                             MICRO-CAP        VALUE          EQUITY         GROWTH        MID-CAP        TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value
   Nonaffiliated issuers (cost
     $99,241,888, $16,868,731,
     $106,326,333, $140,672,028,
     $44,083,539 and $61,796,338,
     respectively)                         $ 99,934,722   $ 14,421,236   $116,008,421   $130,160,135    $43,730,403    $67,005,150
   Affiliated issuers (cost $15,002,028,
     $0, $8,320,453, $24,343,812, $0
     and $0, respectively)                   17,820,437              -      7,780,175     19,200,503              -              -
  Receivable for investment
     securities sold                            272,806         24,179        953,869      4,005,518        105,918              -
  Interest and dividends receivable               4,911          5,235        158,048         31,154          9,018        862,277
  Capital shares sold receivable                      -              -              -         14,706              -              -
  Prepaid expenses and other assets              12,598          6,261         10,860         15,851          8,624          7,386
  Receivable from advisor                         5,208              -              -              -              -          1,399
                                          -------------  -------------  -------------  -------------  -------------  -------------
   Total Assets                             118,050,681     14,456,911    124,911,373    153,427,867     43,853,963     67,876,212
                                          -------------  -------------  -------------  -------------  -------------  -------------

LIABILITIES:
  Payable for securities purchased              393,296        126,715      1,077,088        170,667        250,353              -
  Accrued investment advisory fee                64,195          6,441         33,629         41,544         15,394          9,981
  Accrued expenses                               60,146         17,979         77,578         67,846         34,841          9,858
                                          -------------  -------------  -------------  -------------  -------------  -------------
   Total Liabilities                            517,637        151,135      1,188,295        280,057        300,588         19,839
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS                                 $117,533,044    $14,305,776   $123,723,078   $153,147,810    $43,553,375    $67,856,373
                                          =============  =============  =============  =============  =============  =============

NET ASSETS CONSIST OF:
  Capital stock                                 327,374         79,259         59,503         90,095         28,840         50,574
  Paid-in capital in excess of par          100,124,584     17,414,699     95,157,072    162,339,886     41,572,831     61,667,417
  Undistributed net investment income                 -              -          5,203         10,524              -        930,246
  Undistributed net realized gain (loss)
   on investments                            13,569,843      (740,687)     19,359,490      6,362,507      2,304,840          (676)
  Net unrealized appreciation
   (depreciation) on investments              3,511,243    (2,447,495)      9,141,810   (15,655,202)      (353,136)      5,208,812
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets                              $ 117,533,044   $ 14,305,776   $123,723,078   $153,147,810    $43,553,375    $67,856,373
                                          =============  =============  =============  =============  =============  =============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                             10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
  Issued and outstanding                     32,737,374      7,925,899      5,950,304      9,009,491      2,883,972      5,057,444

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                    $3.59          $1.80         $20.79         $17.00         $15.10         $13.42
                                                 ======         ======         ======         ======         ======         ======


See notes to financial statements.

                                                             Annual Report -----

WASATCH FUNDS-STATEMENTS OF OPERATIONS
--------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                            MICRO-CAP      AGGRESSIVE                                      U.S.
                                             MICRO-CAP        VALUE          EQUITY         GROWTH        MID-CAP        TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                 $    248,387    $    33,552        226,617     $  517,596     $  100,330     $1,259,422
  Dividends                                      51,750         70,760      1,268,002      1,035,943         20,946              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                                300,137        104,312      1,494,619      1,553,539        121,276      1,259,422
                                          -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES:
  Investment advisory fee                     2,777,499        168,330      1,691,806      1,652,942        716,723        108,334
  Shareholder servicing fees                    310,267         43,391        378,098        279,510        173,975         33,529
  Fund administration and accounting fees       205,047         19,726        249,791        244,057         84,658         31,997
  Reports to shareholders                        85,498          4,320         82,482        101,827         43,178          9,063
  Federal and state registration fees            35,949         17,450         27,222         34,234         23,012         13,123
  Custody fees                                   21,114         16,866         19,392         19,585         23,657          2,059
  Legal fees                                     16,940          5,354         20,749         17,682          7,514          1,496
  Audit fees                                     10,605          3,557         12,205         11,954          6,112          3,696
  Directors' fees                                 5,264            298          6,779          5,790          2,472            554
  Other                                          13,993          3,140         18,509         18,070          7,314          2,130
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Total expenses before waiver                3,482,176        282,432      2,507,033      2,385,651      1,088,615        205,981
  Waiver of fees by advisor                    (10,302)       (63,716)              -              -       (85,203)       (43,480)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net expenses                                3,471,874        218,716      2,507,033      2,385,651      1,003,412        162,501
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                (3,171,737)      (114,404)    (1,012,414)      (832,112)      (882,136)      1,096,921
                                          -------------  -------------  -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments
   Nonaffiliated                             17,884,401      (740,687)     22,089,983     12,906,466      5,994,474         43,377
   Affiliated                                   249,121              -         62,123    (4,493,659)              -              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                             18,133,522      (740,687)     22,152,106      8,412,807      5,994,474         43,377

  Change in unrealized appreciation/
   depreciation on investments             (27,231,381)    (2,447,495)   (50,889,169)   (41,295,055)   (19,174,751)      4,676,270
                                          -------------  -------------  -------------  -------------  -------------  -------------

  Net gain (loss) on investments            (9,097,859)    (3,188,182)   (28,737,063)   (32,882,248)   (13,180,277)      4,719,647
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(12,269,596)   $(3,302,586)  $(29,749,477)  $(33,714,360)  $(14,062,413)     $5,816,568
                                          =============  =============  =============  =============  =============  =============


See notes to financial statements.
<F1>Inception date of Fund was December 17, 1997.

----- Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30


                                                                                    MICRO-CAP
                                                                                    VALUE FUND
                                                                                DECEMBER 17, 1997
                                                           MICRO-CAP FUND            THROUGH        AGGRESSIVE EQUITY FUND
                                                        1998           1997     SEPTEMBER 30, 1998    1998           1997
                                                    -------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                      $ (3,171,737)   $(1,458,430)     $(114,404)   $(1,012,414)     $(757,045)
  Net realized gain (loss) on
     investments                                       18,133,522     13,149,891      (740,687)     22,152,106     31,513,784
  Change in unrealized appreciation/
     depreciation on investments                     (27,231,381)     24,309,512    (2,447,495)   (50,889,169)     16,058,451
                                                    -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
     resulting from operations                       (12,269,596)     36,000,973    (3,302,586)   (29,749,477)     46,815,190

DIVIDENDS PAID FROM:
  Net investment income                                         -              -              -              -              -
  Net realized gains                                  (9,713,791)    (4,659,756)              -   (22,723,111)   (10,767,566)
                                                    -------------  -------------  -------------  -------------  -------------
                                                      (9,713,791)    (4,659,756)              -   (22,723,111)   (10,767,566)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          57,814,317     91,645,382     32,497,796      9,579,918     16,269,246
  Shares issued to holders in
     reinvestment of dividends                          9,626,752      4,568,891              -     21,364,566     10,048,278
                                                    -------------  -------------  -------------  -------------  -------------
                                                       67,441,069     96,214,273     32,497,796     30,944,484     26,317,524

  Shares redeemed                                    (85,832,088)   (63,651,794)   (14,889,434)   (43,713,903)  (126,719,050)
                                                    -------------  -------------  -------------  -------------  -------------
  Net increase (decrease)                            (18,391,019)     32,562,479     17,608,362   (12,769,419)  (100,401,526)
                                                    -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS              (40,374,406)     63,903,696     14,305,776   (65,242,007)   (64,353,902)

NET ASSETS:
  Beginning of period                                 157,907,450     94,003,754              -    188,965,085    253,318,987
                                                    -------------  -------------  -------------  -------------  -------------
  End of period                                      $117,533,044   $157,907,450    $14,305,776   $123,723,078   $188,965,085
                                                    =============  =============  =============  =============  =============
  Undistributed net investment income
     included in net assets at end of
     period                                                     -              -              -         $5,203        $64,216
                                                    =============  =============  =============  =============  =============



See notes to financial statements.

----- Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30


                                                   GROWTH FUND                  MID-CAP FUND               U.S. TREASURY FUND
                                               1998           1997           1998           1997            1998          1997
                                           ---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)             $  (832,112)    $   419,935   $  (882,136)   $(1,254,417)    $ 1,096,921     $  597,921
  Net realized gain on
     investments                              8,412,807     14,521,194      5,994,474     15,258,686         43,377         22,912
  Change in unrealized appreciation/
     depreciation on investments           (41,295,055)     16,863,575   (19,174,751)      1,592,547      4,676,270        560,378
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
     resulting from operations             (33,714,360)     31,804,704   (14,062,413)     15,596,816      5,816,568      1,181,211

DIVIDENDS PAID FROM:
  Net investment income                       (192,244)      (342,214)              -              -      (640,620)      (194,393)
  Net realized gains                       (10,839,657)    (6,352,213)    (6,627,299)       (15,375)              -              -
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           (11,031,901)    (6,694,427)    (6,627,299)       (15,375)      (640,620)      (194,393)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                               124,006,384     68,453,640     29,634,796     31,875,753     63,988,746      7,961,845
  Shares issued to holders in
     reinvestment of dividends               10,904,028      6,494,354      6,518,196         15,089        635,951        191,694
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                            134,910,412     74,947,994     36,152,992     31,890,842     64,624,697      8,153,539

  Shares redeemed                          (72,453,532)   (68,857,722)   (49,152,641)   (98,719,877)   (13,149,317)    (5,362,196)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)                    62,456,880      6,090,272   (12,999,649)   (66,829,035)     51,475,380      2,791,343
                                           ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      17,710,619     31,200,549   (33,689,361)   (51,247,594)     56,651,328      3,778,161

NET ASSETS:
  Beginning of period                       135,437,191    104,236,642     77,242,736    128,490,330     11,205,045      7,426,884
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of period                            $153,147,810   $135,437,191    $43,553,375    $77,242,736    $67,856,373    $11,205,045
                                           ============   ============   ============   ============   ============   ============
  Undistributed net investment income
     included in net assets at end of
     period                                     $10,524       $159,222              -              -       $930,246       $473,945
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.


----- Annual Report

MICRO-CAP FUND-FINANCIAL HIGHLIGHTS
------------------------------------
YEAR ENDED SEPTEMBER 30


                                                                                                   JUNE 19, 1995<F1> THROUGH
                                                 1998                1997                1996         SEPTEMBER 30, 1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                       $4.29               $3.15               $2.72               $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.10)              (0.04)              (0.03)                   -
Net realized and unrealized
  gains (losses) on securities                   (0.27)                1.36                0.46                0.72
                                              ---------           ---------           ---------           ---------
TOTAL FROM INVESTMENT
  OPERATIONS                                     (0.37)                1.32                0.43                0.72

LESS DISTRIBUTIONS:
Distributions from
  capital gains                                  (0.33)              (0.18)                   -                   -
                                              ---------           ---------           ---------           ---------
TOTAL DISTRIBUTIONS                              (0.33)              (0.18)                   -                   -
                                              ---------           ---------           ---------           ---------

NET ASSET VALUE,
  END OF PERIOD                                   $3.59               $4.29               $3.15               $2.72
                                              =========           =========           =========           =========

TOTAL RETURN<F2>                                (8.75)%              44.58%              15.81%              36.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                               $117,533            $157,907             $94,004             $25,368
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements                           2.50%               2.50%               2.50%           2.50%<F3>
  Expenses, before waivers
     and reimbursements                           2.51%               2.58%               2.67%           3.40%<F3>
Net investment income
  (loss), net of waivers
  and reimbursements                            (2.28)%             (1.64)%             (1.53)%        (0.76)% <F3>
Net investment income
  (loss), before waivers
  and reimbursements                            (2.29)%             (1.72)%             (1.70)%        (1.66)% <F3>
Portfolio turnover rate                             81%                 99%                 84%                  0%


<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

See notes to financial statements.

----- Annual Report

MICRO-CAP VALUE FUND-FINANCIAL HIGHLIGHTS
------------------------------------------

                                DECEMBER 17, 1997<F1> THROUGH
                                     SEPTEMBER 30, 1998
--------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.01)
Net realized and unrealized
  gains (losses) on securities              (0.19)
                                         ---------
TOTAL FROM INVESTMENT
  OPERATIONS                                (0.20)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                                  -
                                         ---------
TOTAL DISTRIBUTIONS                              -
                                         ---------

NET ASSET VALUE,
  END OF PERIOD                              $1.80
                                         =========

TOTAL RETURN<F2>                          (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                           $14,306
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements                  1.95%<F3>
  Expenses, before waivers
     and reimbursements                  2.52%<F3>
Net investment income
  (loss), net of waivers
  and reimbursements                  (1.02)% <F3>
Net investment income
  (loss), before waivers
  and reimbursements                   (1.59)%<F3>
Portfolio turnover rate                       114%

<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

See notes to financial statements.

                                                             Annual Report -----

AGGRESSIVE EQUITY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
YEAR ENDED SEPTEMBER 30


                                             1998        1997        1996         1995        1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $29.73      $24.17       $25.00      $19.96       $19.75

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.17)      (0.12)       (0.18)      (0.04)       (0.02)
Net realized and unrealized
  gains (losses) on securities              (5.08)        6.90       (0.11)        6.59         1.33
                                         ---------   ---------    ---------   ---------    ---------
TOTAL FROM INVESTMENT
  OPERATIONS                                (5.25)        6.78       (0.29)        6.55         1.31

LESS DISTRIBUTIONS:
Distributions from
  capital gains                             (3.69)      (1.22)       (0.54)      (1.51)       (1.10)
                                         ---------   ---------    ---------   ---------    ---------
TOTAL DISTRIBUTIONS                         (3.69)      (1.22)       (0.54)      (1.51)       (1.10)
                                         ---------   ---------    ---------   ---------    ---------

NET ASSET VALUE,
  END OF PERIOD                             $20.79      $29.73       $24.17      $25.00       $19.96
                                         =========   =========    =========   =========    =========

TOTAL RETURN                              (19.13)%      29.45%      (1.09)%      35.19%        6.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                          $123,723    $188,965     $253,319    $305,311      $46,369
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements                      1.48%       1.50%        1.50%       1.47%        1.50%
  Expenses, before waivers
     and reimbursements                      1.48%       1.54%        1.50%       1.47%        1.52%
Net investment income
  (loss), net of waivers
  and reimbursements                       (0.60)%     (0.39)%      (0.65)%     (0.37)%      (0.67)%
Net investment income
  (loss), before waivers
  and reimbursements                       (0.60)%     (0.43)%      (0.65)%     (0.37)%      (0.69)%
Portfolio turnover rate                        56%         48%          73%         29%          64%


See notes to financial statements.

----- Annual Report

GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------
YEAR ENDED SEPTEMBER 30


                                             1998        1997        1996         1995        1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $22.34      $17.57       $15.97      $15.30       $15.68

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.09)        0.08         0.07        0.02       (0.14)
Net realized and unrealized
  gains (losses) on securities              (3.60)        6.07         1.87        4.59         0.71
                                         ---------   ---------    ---------   ---------    ---------
TOTAL FROM INVESTMENT
  OPERATIONS                                (3.69)        6.15         1.94        4.61         0.57

LESS DISTRIBUTIONS:
Dividends from
  net investment income                     (0.03)      (0.07)       (0.05)           -            -
Distributions from
  capital gains                             (1.62)      (1.31)       (0.29)      (3.94)       (0.95)
                                         ---------   ---------    ---------   ---------    ---------
TOTAL DISTRIBUTIONS                         (1.65)      (1.38)       (0.34)      (3.94)       (0.95)
                                         ---------   ---------    ---------   ---------    ---------

NET ASSET VALUE,
  END OF PERIOD                             $17.00      $22.34       $17.57      $15.97       $15.30
                                         =========   =========    =========   =========    =========

TOTAL RETURN                              (17.49)%      37.58%       12.39%      39.76%        3.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                          $153,148    $135,437     $104,237     $53,533      $11,219
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements                      1.44%       1.50%        1.50%       1.50%        1.50%
  Expenses, before waivers
     and reimbursements                      1.44%       1.50%        1.51%       1.58%        1.64%
Net investment income
  (loss), net of waivers
  and reimbursements                       (0.50)%       0.44%        0.40%       0.29%      (0.51)%
Net investment income
  (loss), before waivers
  and reimbursements                       (0.50)%       0.44%        0.39%       0.21%      (0.64)%
Portfolio turnover rate                        63%         81%          62%         88%         163%


See notes to financial statements.

                                                             Annual Report -----

MID-CAP FUND-FINANCIAL HIGHLIGHTS
----------------------------------
YEAR ENDED SEPTEMBER 30


                                             1998        1997        1996         1995        1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $21.85      $17.95       $18.61      $11.02       $10.51

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.31)      (0.35)       (0.26)      (0.02)       (0.27)
Net realized and unrealized
  gains (losses) on securities              (4.44)        4.25       (0.21)        7.64         0.78
                                         ---------   ---------    ---------   ---------    ---------
TOTAL FROM INVESTMENT
  OPERATIONS                                (4.75)        3.90       (0.47)        7.62         0.51

LESS DISTRIBUTIONS:
Distributions from
  capital gains                             (2.00)           -       (0.19)      (0.03)            -
                                         ---------   ---------    ---------   ---------    ---------
TOTAL DISTRIBUTIONS                         (2.00)           -       (0.19)      (0.03)            -
                                         ---------   ---------    ---------   ---------    ---------

NET ASSET VALUE,
  END OF PERIOD                             $15.10      $21.85       $17.95      $18.61       $11.02
                                         =========   =========    =========   =========    =========

TOTAL RETURN                              (22.07)%      21.75%      (2.54)%      69.24%        4.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                           $43,553     $77,243     $128,490     $98,605       $1,091
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements                      1.75%       1.75%        1.75%       1.75%        1.75%
  Expenses, before waivers
     and reimbursements                      1.90%       1.89%        1.81%       1.94%        3.33%
Net investment income
  (loss), net of waivers
  and reimbursements                       (1.54)%     (1.48)%      (1.27)%     (0.71)%      (1.19)%
Net investment income
  (loss), before waivers
  and reimbursements                       (1.69)%     (1.62)%      (1.33)%     (0.90)%      (2.76)%
Portfolio turnover rate                        91%        103%         121%         46%         213%


See notes to financial statements.

----- Annual Report

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
----------------------------------------
YEAR ENDED SEPTEMBER 30


                                             1998        1997        1996         1995        1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $11.32      $10.21       $10.50      $10.09       $10.42

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                         0.27        0.61         0.44        0.56         0.55
Net realized and unrealized
  gains (losses) on securities                2.39        0.73         0.01        0.44       (0.40)
                                         ---------   ---------    ---------   ---------    ---------
TOTAL FROM INVESTMENT
  OPERATIONS                                  2.66        1.34         0.45        1.00         0.15

LESS DISTRIBUTIONS:
Dividends from
  net investment income                     (0.56)      (0.23)       (0.74)      (0.59)       (0.46)
Distributions from
  capital gains                                  -           -            -           -       (0.02)
                                         ---------   ---------    ---------   ---------    ---------
TOTAL DISTRIBUTIONS                         (0.56)      (0.23)       (0.74)      (0.59)       (0.48)
                                         ---------   ---------    ---------   ---------    ---------

NET ASSET VALUE,
  END OF PERIOD                             $13.42      $11.32       $10.21      $10.50       $10.09
                                         =========   =========    =========   =========    =========

TOTAL RETURN                                24.30%      13.23%        4.42%      10.46%        1.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                           $67,856     $11,205       $7,427      $4,035       $3,250
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements                      0.75%       0.75%        0.93%       1.00%        1.00%
  Expenses, before waivers
     and reimbursements                      0.95%       1.22%        1.67%       1.59%        1.39%
Net investment income
  (loss), net of waivers
  and reimbursements                         5.06%       5.97%        5.21%       5.88%        5.15%
Net investment income
  (loss), before waivers
  and reimbursements                         4.86%       5.50%        4.47%       5.29%        4.76%
Portfolio turnover rate                         5%         19%          30%         43%          45%


See notes to financial statements.

                                                            Annual Report -----

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1998

1. ORGANIZATION
----------------

  Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986, and was reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the Investment Company Act of 1940. The Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth and Mid-Cap Funds are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. The Aggressive Equity Fund, Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986. The Mid-Cap Fund commenced operations on August 16, 1992, the Micro-Cap Fund commenced operations on June 19, 1995, and the Micro-Cap Value Fund commenced operations on December 17, 1997. The Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds (the "Funds") have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------

  The accounting and reporting policies of the Funds conform to generally accepted accounting principles. The following is a summary of the more significant of such policies.
  VALUATION OF SECURITIES-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.
  INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date plus one. Gain or loss from sale of investment securities is computed on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
  EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.
  USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires that

----- Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1998

Management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions Management is required to make. Actual results may differ from those estimates.

3. DISTRIBUTIONS
-----------------

  Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Accordingly, at September 30, 1998, reclassifications were recorded to increase undistributed net invest ment income by $3,171,737, $114,404, $953,401, $875,658 and $882,136 and decrease undistributed net realized gain on investments by $5,912,843, $0, $5,299,045, $3,333,110 and
$3,025,343 and increase/(decrease) paid-in capital in excess of par by $2,741,106, $(114,404), $4,345,644, $2,457,452 and $2,143,207, for the Micro-
Cap, Micro-Cap Value, Aggressive Equity, Growth and Mid-Cap Funds, respectively.

------------------------------------------------------------------------------

4. CAPITAL STOCK
-----------------

  Transactions in shares of capital stock were as follows:

                                                                   YEAR ENDED SEPTEMBER 30, 1998
                                                       MICRO-CAP      AGGRESSIVE                                      U.S.
                                       MICRO-CAP         VALUE          EQUITY         GROWTH        MID-CAP        TREASURY
                                          FUND          FUND<F1>         FUND           FUND           FUND           FUND
                                      ---------------------------------------------------------------------------------------
Shares sold                             13,775,008     14,525,643        366,524      5,843,066      1,650,493      5,095,678

Dividends
  reinvested                             2,630,260              -        904,895        557,466        416,232         54,823
Shares redeemed                       (20,505,248)    (6,599,744)    (1,677,752)    (3,453,876)    (2,717,728)    (1,082,970)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                (4,099,980)      7,925,899      (406,333)     2,946,656)      (651,003)      4,067,531
                                      ============   ============   ============   ============   ============   ============



<F1>Inception date of Fund was December 17, 1997.

                                                             Annual Report -----

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1998

                                                           YEAR ENDED SEPTEMBER 30, 1997
                                                       AGGRESSIVE                                      U.S.
                                       MICRO-CAP         EQUITY         GROWTH        MID-CAP        TREASURY
                                          FUND            FUND           FUND           FUND           FUND
                                     -------------------------------------------------------------------------
Shares sold                             24,988,962        661,672      3,579,929      1,705,312        747,986
Dividends
  reinvested                             1,548,777        430,518        385,650            817         18,067
Shares redeemed                       (19,517,552)    (5,215,254)    (3,836,178)    (5,329,545)      (503,742)
                                      ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                  7,020,187    (4,123,064)        129,401    (3,623,416)        262,311
                                      ============   ============   ============   ============   ============

------------------------------------------------------------------------------

5. PURCHASES AND SALES OF SECURITIES
-------------------------------------

Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 1998 are summarized below:

                                        MICRO-CAP      AGGRESSIVE                                     U.S.
                        MICRO-CAP         VALUE          EQUITY        GROWTH         MID-CAP       TREASURY
                           FUND          FUND<F1>         FUND          FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------
Purchases              $106,211,972    $33,016,804    $88,273,260   $138,868,801    $51,164,685         -
Sales                   108,932,600     16,161,807    127,918,615     97,022,145     71,106,407         -



<F1>Inception date of Fund was December 17, 1997.

------------------------------------------------------------------------------


  The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $51,689,220 and $979,614, respectively. Net gain or loss on securities sold is determined on the identified cost basis which is the same as that used for federal income tax reporting. The U.S. Treasury Fund's basis in investments is the same for income tax and financial reporting purposes. The Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth and Mid-Cap Funds' tax basis in their investments is $114,544,481, $16,893,519, $115,817,229, $165,718,288 and $44,266,098, respectively. At September 30, 1998, the U.S. Treasury Fund had an accumulated net realized capital loss carryover of $675 expiring in 2003. At September 30, 1998, the Micro-Cap Value Fund had a deferred Post-October capital loss of $731,560. To the extent the U.S. Treasury and Micro-Cap Value Funds realize future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover or Post-October loss deferral. For the year ended September 30, 1998, 0.2%, 100.0%, 25.8% and 0.8% of dividends from taxable income, including short-term capital gains, for the Micro-Cap, Aggressive Equity, Growth and Mid-Cap Funds, respectively, qualify for the dividends received deduction available to corporate shareholders.
  The Funds hereby designate approximately $9,174,076, $21,007,703, $7,251,558 and $3,173,631 as a capital gain dividend for the Micro-Cap, Aggressive Equity, Growth and Mid-Cap Funds, respectively, for the purpose of the dividends paid deduction.

----- Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1998

As of September 30, 1998, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:

                                                 MICRO-CAP      AGGRESSIVE                                       U.S.
                                   MICRO-CAP       VALUE          EQUITY        GROWTH          MID-CAP        TREASURY
                                      FUND        FUND<F1>         FUND          FUND            FUND            FUND
                                 ---------------------------------------------------------------------------------------
Unrealized
  appreciation                    $17,249,142       $575,521    $22,636,334    $17,052,943     $6,080,554     $5,208,812
Unrealized
  depreciation                   (14,038,464)    (3,047,804)   (14,664,967)   (33,410,593)    (6,616,249)              -
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net unrealized
  appreciation
(depreciation)                     $3,210,678   $(2,472,283)     $7,971,367  $(16,357,650)     $(535,695)     $5,208,812
                                 ============   ============   ============   ============   ============   ============



<F1>Inception date of Fund was December 17, 1997.

------------------------------------------------------------------------------

6. INVESTMENT ADVISORY
-----------------------

  The investment policies of the Funds and the management of the Funds' portfolios are administered by the Manager. The Manager paid for the Funds' office space, facilities and certain business equipment in addition to those provided by the Funds' custodian, administrator and transfer agent. The Manager also compensates all officers and directors of the Funds, provided such persons are also employees of the Manager or its affiliates. For the year ended September 30, 1998, management fees for the Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds were 2.0%, 1.5%, 1.0%, 1.0%, 1.25% and 0.5% of the daily net assets of each portfolio, respectively. The Manager has voluntarily agreed to limit the expenses of the Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds to 2.50%, 1.95%, 1.50%, 1.50%, 1.75% and 0.75% of average net assets computed on a daily basis, respectively. For the year ended September 30, 1998, the Manager reimbursed $10,302 for the Micro-Cap Fund, $63,716 for the Micro-Cap Value Fund, $85,203 for the Mid-Cap Fund and $43,480 for the U.S. Treasury Fund.

------------------------------------------------------------------------------

7. TRANSACTIONS WITH AFFILIATES
--------------------------------
  The following is an analysis of transactions for the year ended September 30, 1998 in the Micro-Cap, Aggressive Equity and Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                             Annual Report -----

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1998

                                  MICRO-CAP FUND


                                                                                                                AMOUNT OF
                                                                                                AMOUNT OF         GAIN
                                                                                                DIVIDENDS       REALIZED
                                                         SHARE ACTIVITY                          CREDITED        ON SALE
                                     -----------------------------------------------------      TO INCOME       OF SHARES
                                      BALANCE                                     BALANCE       IN FISCAL       IN FISCAL
SECURITY NAME                         9/30/97      PURCHASES         SALES        9/30/98          1998           1998
--------------------------------------------------------------------------------------------------------------------------
AmSurg Corp., Class B                       -        253,500              -        253,500           -                 -
First Cash, Inc.                      520,000         16,000         57,000        479,000           -          $218,394
ICU Medical, Inc.                     143,400        271,600              -        415,000           -                 -
National Dentex Corp.                 268,850         14,900         15,000        268,750           -            30,727
Travis Boats & Motors, Inc.           208,200          1,000              -    209,200<F1>           -                 -


<F1> NO LONGER AN AFFILIATED COMPANY AS OF SEPTEMBER 30, 1998.

------------------------------------------------------------------------------

                              AGGRESSIVE EQUITY FUND

                                                                                                                AMOUNT OF
                                                                                                AMOUNT OF      GAIN (LOSS)
                                                                                                DIVIDENDS       REALIZED
                                                         SHARE ACTIVITY                          CREDITED        ON SALE
                                     -----------------------------------------------------      TO INCOME       OF SHARES
                                      BALANCE                                     BALANCE       IN FISCAL       IN FISCAL
SECURITY NAME                         9/30/97      PURCHASES         SALES        9/30/98          1998           1998
--------------------------------------------------------------------------------------------------------------------------
National Dentex Corp.                 291,300          2,300         45,000        248,600           -          $128,638
Travis Boats & Motors, Inc.            87,750        146,700         21,200        213,250           -          (66,515)


------------------------------------------------------------------------------

                                   GROWTH FUND

                                                                                                                AMOUNT OF
                                                                                                AMOUNT OF      GAIN (LOSS)
                                                                                                DIVIDENDS       REALIZED
                                                         SHARE ACTIVITY                          CREDITED        ON SALE
                                     -----------------------------------------------------      TO INCOME       OF SHARES
                                      BALANCE                                     BALANCE       IN FISCAL       IN FISCAL
SECURITY NAME                         9/30/97      PURCHASES         SALES        9/30/98          1998           1998
--------------------------------------------------------------------------------------------------------------------------
  First Cash, Inc.                    300,000        142,200        101,500        340,700           -        $  362,462
  Friedman's, Inc.                    291,400        506,700         61,025        737,075           -         (218,525)
  Home Health Corp. of America, Inc.  475,606        648,075        525,000        598,681           -       (4,637,596)
  National Dentex Corp.               187,000              -              -        187,000           -                 -
  World Acceptance Corp.              291,486        828,000              -      1,119,486           -                 -



----- Annual Report

WASATCH FUNDS-REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------

The Shareholders and
Board of Directors of
Wasatch Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Wasatch Funds, Inc. (a Minnesota corporation, which includes the Wasatch Micro-Cap Fund, Wasatch Micro-Cap Value Fund, Wasatch Aggressive Equity Fund, Wasatch Growth Fund, Wasatch Mid-Cap Fund and Wasatch-Hoisington U.S. Treasury Fund), including the schedules of investments, as of September 30, 1998, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, except for the Wasatch Micro-Cap Value Fund which is for the period from inception on December 17, 1997 to September 30, 1998, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Funds, Inc. as of September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, except for the Wasatch Micro-Cap Value Fund which is for the period from inception on December 17, 1997 to September 30, 1998, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/Arthur Andersen LLP

Arthur Andersen LLP

Milwaukee, Wisconsin
October 26, 1998

                                                             Annual Report -----

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
--------------------------------------------

  Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30th. The Semi-Annual Report is for the six months ending March 31st. These reports provide shareholders with important information that will help them evaluate the management and performance of their investment. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 1 (800) 551-1700.

SCHEDULE OF INVESTMENTS
------------------------
  The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are categorized under a variety of industries and will typically have only minor holdings in SHORT-TERM INVESTMENTS. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities.

STATEMENTS OF ASSETS
AND LIABILITIES
----------------
  These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for shareholder subscriptions (purchases of Fund shares), securities sold, interest and dividends, prepaid expenses and reimbursements by the Advisor. LIABILITIES are amounts owed for shareholder redemptions, securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.
  NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.001. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.001 would show as "Capital stock" on the books of the Fund, and $9.999 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gains distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.
  The number of shares a Fund is AUTHORIZED to sell can be found under CAPITAL STOCK, $.001 PAR VALUE. How many of those shares are owned by

----- Annual Report

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
--------------------------------------------

shareholders is indicated as ISSUED AND OUTSTANDING.
  NET ASSET VALUE (NAV) shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see the current Wasatch Funds Prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found in this section under "Financial Highlights" on page 62.

STATEMENTS OF OPERATIONS
-------------------------
  STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the change in unrealized appreciation or depreciation in the value of a Fund's current holdings for a specific period of time.
  INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.
  EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds also bear the cost of printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.
  NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.
  NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS is the change in value of securities a Fund continues to hold.
  NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities sold and securities held by a Fund.

STATEMENTS OF CHANGES
IN NET ASSETS
--------------
  NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on a Fund's investments as well as the change in unrealized appreciation or depreciation in the value of a Fund's investments.
  DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gains distributions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to

                                                             Annual Report -----

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GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
--------------------------------------------

shareholders in order to retain its status as a "regulated investment company."
  CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends and share redemptions.

FINANCIAL HIGHLIGHTS
---------------------
  The FINANCIAL HIGHLIGHTS tables contain important historical operating information that you may find useful in making decisions or understanding the performance of your Wasatch Funds investment.
  NET ASSET VALUE (NAV) is defined in this section under "Statements of Assets and Liabilities" on page 61. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights tables is the change in value of a Fund's shares over the reporting period, but not its total return.
  INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds and has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.
  DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
  TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.
  SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO OF EXPENSES TO AVERAGE NET ASSETS is the total of a Fund's operating expenses divided by its average net assets for the stated period. RATIO OF NET INCOME (LOSS) TO AVERAGE NET ASSETS is a Fund's net investment income (loss) divided by its average net assets for the stated period. PORTFOLIO TURNOVER RATE is a measure of the annual amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities held by any Fund with a maturity date of less than 12 months.

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